                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                             as Seller and Servicer

                                     - and -

                                  BANK ONE, NA

                               as Backup Servicer

                                     - and -


                           CIBC MELLON TRUST COMPANY,
  in its capacity as Trustee of AmeriCredit Canada Automobile Receivables Trust

                                    as Issuer


                          SALE AND SERVICING AGREEMENT


                          Dated as of November 15, 2002

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE 1
         DEFINITIONS.............................................................................................1
         1.1      Definitions....................................................................................1

ARTICLE 2
         Conveyance of Receivables...............................................................................2
         2.1      Conveyance of Initial Receivables..............................................................2
         2.2      Conveyance of Subsequent Receivables...........................................................2
         2.3      Closing........................................................................................3
         2.4      Purchase Price; Payment of the Purchase Price; Initial Collections.............................3
         2.5      Conditions to Closing..........................................................................5
         2.6      Intention of the Parties.......................................................................8
         2.7      Subordinated Reserve Account Loan..............................................................8
         2.8      Class VPN Loans; Additional Class VPN Loans...................................................10
         2.9      Liquidity Advances; Maturity Advances.........................................................12

ARTICLE 3
         THE RECEIVABLES........................................................................................13
         3.1      Representations and Warranties as to Receivables..............................................13
         3.2      Repurchase Upon Breach........................................................................13
         3.3      Custody of Receivable Files...................................................................13

ARTICLE 4
         Administration and Servicing of Receivables............................................................15
         4.1      Duties of the Servicer........................................................................15
         4.2      Collection of Receivable Payments; Modifications of Receivables;
                  Depository Account Agreements.................................................................16
         4.3      Realization upon Receivables..................................................................18
         4.4      Insurance.....................................................................................20
         4.5      Maintenance of Security Interests in Vehicles.................................................21
         4.6      Covenants, Representations, and Warranties of Servicer........................................22
         4.7      Purchase of Receivables Upon Breach of Covenant...............................................23
         4.8      Servicing Fee; Payment of Certain Expenses by Servicer........................................23
         4.9      Servicer's Certificate........................................................................24
         4.10     Annual Statement as to Compliance, Notice of Servicer Termination
                  Event.........................................................................................24
         4.11     Annual Independent Accountants' Report........................................................25
         4.12     Access to Certain Documentation and Information Regarding
                  Receivables...................................................................................25
         4.13     Monthly Tape..................................................................................25
         4.14     Amendments to Schedule of Receivables.........................................................26
         4.15     Fidelity Bond and Errors and Omissions Policy.................................................26

ARTICLE 5
         Distributions; Reserve Account; Statements to Series C2002-1 Debtholders...............................26
         5.1      Establishment of Series Accounts..............................................................26
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                                       -i-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
         5.2      Certain Reimbursements to the Servicer........................................................29
         5.3      Collections...................................................................................29
         5.4      Application of Collections....................................................................30
         5.5      Additional Deposits...........................................................................30
         5.6      Distributions.................................................................................30
         5.7      Reserve Account...............................................................................34
         5.8      Pre-Funding Account...........................................................................35
         5.9      Capitalized Interest Account..................................................................35
         5.10     Statements to Series C2002-1 Debtholders......................................................35
         5.11      Net Deposits.................................................................................37

ARTICLE 6
         The Seller.............................................................................................37
         6.1      Representations of Seller.....................................................................37
         6.2      Liability of Seller; Indemnities..............................................................39
         6.3      Merger or Consolidation of, or Assumption of the Obligations of,
                  Seller........................................................................................40
         6.4      Limitation on Liability of Seller and Others..................................................40
         6.5      Seller May Own Series C2002-1 Debt Obligations................................................41

ARTICLE 7
         The Servicer...........................................................................................41
         7.1      Representations of Servicer...................................................................41
         7.2      Liability of Servicer; Indemnities............................................................42
         7.3      Amalgamation Merger or Consolidation, or Assumption of the
                  Obligations of, Servicer or Backup Servicer...................................................44
         7.4      Limitation on Liability of Servicer, the Backup Servicer and Others...........................45
         7.5      Delegation of Duties..........................................................................46
         7.6      Servicer and Backup Servicer Not to Resign....................................................46
         7.7      Repayment of Advances.........................................................................46

ARTICLE 8
         Default................................................................................................47
         8.1      Servicer Termination Event....................................................................47
         8.2      Appointment of Successor......................................................................48
         8.3      Notification to Series C2002-1 Debtholders....................................................49
         8.4      Waiver of Past Defaults.......................................................................49

ARTICLE 9
         Termination............................................................................................50
         9.1      Optional Purchase of All Receivables..........................................................50
         9.2      Event of Default Sale.........................................................................50

ARTICLE 10
         Miscellaneous Provisions...............................................................................50
         10.1     Amendment.....................................................................................50
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                                      -ii-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
         10.2     Protection of Title to Receivables and the Related Collateral.................................52
         10.3     Notices.......................................................................................54
         10.4     Assignment....................................................................................55
         10.5     Limitations On Rights Of Others...............................................................55
         10.6     Severability..................................................................................55
         10.7     Separate Counterparts.........................................................................55
         10.8     Headings......................................................................................55
         10.9     Governing Law.................................................................................55
         10.10    Assignment To Indenture Trustee...............................................................55
         10.11    Non-Petition Covenants........................................................................56
         10.12    Limitation Of Liability Of Issuer And Indenture Trustee.......................................56

EXHIBIT "a"

EXHIBIT "a-2"

EXHIBIT "B"

SCHEDULE "A" REPRESENTATIONS AND WARRANTIES AS TO THE
                           RECEIVABLES

APPENDIX "A"

                          SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT is made as of November 15, 2002 by and between AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., an Ontario corporation, as seller (in such capacity, together with its successors and permitted assigns in such capacity, the "Seller") and AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., an Ontario corporation, as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), BANK ONE, NA, a national banking association organized under the laws of the United States, as backup servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Backup Servicer") and CIBC MELLON TRUST COMPANY, as Trustee of AmeriCredit Canada Automobile Receivables Trust (in such capacity, together with its successors and permitted assigns in such capacity, the "Issuer").

WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail instalment sale contracts made by the Seller or acquired by the Seller through motor vehicle dealers;

AND WHEREAS the Issuer desires to purchase the Initial Receivables from the Seller on the date hereof;

AND WHEREAS the Issuer desires to purchase additional receivables arising in connection with motor vehicle retail installment sale contracts to be acquired by the Seller;

AND WHEREAS the Issuer has agreed to purchase such additional Receivables from the Seller and the Seller is willing to sell such Receivables to the Issuer;

AND WHEREAS the Servicer is willing to sell such Receivables on a fully-serviced basis;

NOW, THEREFORE, in consideration of the premises, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1      DEFINITIONS

         Capitalized terms used herein and not otherwise defined herein are defined and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein or in Appendix A to "the Agreement" or "this Agreement" are to this Sale and Servicing Agreement as it may be amended, restated, supplemented or otherwise modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                    ARTICLE 2
                            Conveyance of Receivables

2.1      CONVEYANCE OF INITIAL RECEIVABLES

In consideration of the Issuer's delivery or payment of the Initial Purchase Price and its agreement to pay the portion of the Residual Purchase Price allocable to the Initial Receivables as provided in Section 2.4, the Seller does hereby:

         (a) sell, transfer, assign, set over and otherwise convey to the Issuer (subject to the obligations herein including the obligation of the Seller to service the Initial Receivables) all of its right, title and interest in, to and under the following:

               (i) the Initial Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder, including all moneys paid thereunder after the Initial Cut-Off Date;

               (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interests of the Seller in such Financed Vehicles;

               (iii) any proceeds with respect to the Initial Receivables from claims on insurance policies covering the related Financed Vehicles or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to the Initial Receivables;

               (v) any rights under Service Contracts for the related Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii) all proceeds of any and all of the foregoing including the related Recoveries; and

         (b) agree to act as initial Servicer hereunder and to service the Initial Receivables and other property sold hereunder in accordance with the terms of this Agreement and to pay all costs and expenses of the Issuer incurred in connection with the completion of this Agreement.

2.2      CONVEYANCE OF SUBSEQUENT RECEIVABLES

In consideration of the Issuer's delivery or payment of the related Subsequent Purchase Price and its agreement to pay the portion of the Residual Purchase Price allocable to the Subsequent Receivables as provided in Section 2.4, the Seller does hereby:

         (a) sell, transfer, assign, set over and otherwise convey to the Issuer (subject to the obligations herein including the obligation of the Seller to service the related Subsequent Receivables) all of its right, title and interest in, to and under the following:

               (i) the Subsequent Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder, including all moneys paid thereunder after the related Subsequent Cut-Off Date;

               (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to Contracts relating to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

               (iii) any proceeds with respect to such Subsequent Receivables from claims on insurance policies covering the related Financed Vehicles or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to such Subsequent Receivables;

               (v) any rights under Service Contracts for the related Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii) all proceeds of any and all of the foregoing including the related Recoveries.

         (b) agree to act as initial Servicer hereunder and to service the Subsequent Receivables and other property sold hereunder in accordance with the terms of this Agreement and to pay all costs and expenses of the Issuer incurred in connection with the completion of this Agreement.

2.3      CLOSING.

The sale and purchase of the Initial Receivables and other property to be sold hereunder shall take place at a closing (the "Closing") at the offices of Osler, Hoskin & Harcourt LLP, Suite 6600, 1 First Canadian Place, Toronto, Ontario, M5X 1B8 simultaneously with the closings under the Underwriting Agreement and the Initial Class VPN Loan Agreement.

2.4      Purchase Price; Payment of the Purchase Price; Initial Collections.

         (a) Purchase Price. The aggregate purchase price (the "Purchase Price") payable by the Issuer to the Seller in respect of the Receivables and other property transferred by the Seller to the Issuer and the compensation of the Seller for the servicing of the Receivables and other property as initial Servicer shall be
               (i) in the case of the Initial Receivables transferred to the Issuer on the Closing Date, an amount (the "Initial Purchase Price") equal to the Aggregate Principal Balance of the Initial Receivables as of the Initial Cut-Off Date (calculated as $243,358,041.26) minus an amount equal to the Capitalized Interest Account Initial Deposit for the Closing Date, plus, (ii) in the case of the Subsequent Receivables transferred to the Issuer on a Subsequent Transfer Date, an amount (each, a "Subsequent Purchase Price") equal to the Aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cut-Off Date, plus, (iii) in each case, a residual purchase price (the "Residual Purchase Price") in an aggregate amount equal to the sum of the Monthly Residual Purchase Price Amounts payable or distributable by the Issuer to the Seller on each Monthly Payment Date in accordance with Section 2.4(d) of this Agreement and all amounts, if any, released by the Issuer to the Seller from the Capitalized Interest Account in accordance with
               Section 5.9.

         (b) Initial Purchase Price. The Initial Purchase Price shall be paid and satisfied as follows: (i) the amount of $181,723,880.43 shall be paid by the Issuer to the Seller at the Closing in cash, by certified cheque or bank draft or by wire transfer in immediately available funds, in each case, payable to or to the order of the Seller, (ii) the Issuer shall issue and deliver to the Seller on the Closing Date Class D Notes having an initial Outstanding Amount of $28,875,000, (iii) the Issuer shall issue and shall cause the Underwriter to deliver to the Seller or credit the securities account of the Seller maintained with the Underwriter, as directed by the Seller, Class B Notes having an aggregate principal balance of $7,892,000 and Class C Notes having an aggregate principal balance of $22,000,000, and (iv) the balance, being the principal amount of the Subordinated Reserve Account Loan to be made by the Seller to the Issuer on the Closing Date, shall be deposited by the Issuer to the Reserve Account pursuant to Section 2.7 and such amount shall be added to the Outstanding Amount of the Class D Notes issued to the Seller on the Closing Date.

         (c) Subsequent Purchase Price. Each Subsequent Purchase Price shall be paid and satisfied as follows: (i) the amount equal to the Subsequent Purchase Price minus the Reserve Account Initial Deposit for the related Subsequent Transfer Date shall be paid by the Issuer to the Seller on the related Subsequent Transfer Date from the Pre-Funding Account pursuant to Section 5.8(b) in cash, by certified cheque or bank draft or by wire transfer in immediately available funds, in each case, payable to or to the order of the Seller and (ii) the balance, being the principal amount of the Subordinated Reserve Account Loan to be made by the Seller to the Issuer on the related Subsequent Transfer Date, and shall be deposited by the Issuer to the Reserve Account pursuant to Section 2.7.

         (d) Payment of the Residual Purchase Price. The unpaid portion of the Residual Purchase Price shall be paid and satisfied on each Monthly Payment Date by the payment by the Issuer to the Seller of the Monthly Residual Purchase Price Amount, if any, for such Monthly Payment Date in cash or by wire transfer in immediately available funds to the Seller or by way of offset against the portion of the Subordinated Reserve Loan Advance, if any, to be made by the Seller to the Issuer on such Monthly Payment Date in accordance with Section 2.7(d). For greater certainty, if the Seller is obligated to make a Subordinated Reserve Account Loan to the Issuer on any Monthly Payment Date pursuant to Section 2.7(c), the payments the Issuer is obligated to make pursuant to this Section 2.4(d) shall be due and payable on such date but will not be paid unless and until the Seller makes such Subordinated Reserve Account Loan, and it is the intention of the parties that such payments by the Issuer under this Section 2.4(d) shall be netted and set-off pursuant to Section 2.7(d) against the obligation of the Seller to make such Subordinated Reserve Account Loan to the Issuer.

         (e) Initial Collections. Within two Business Days after the Closing Date or the Subsequent Transfer Date, as applicable, the Servicer shall cause to be deposited into the Collection Account the collections on the Receivables for the period from the related Cut-Off Date to the Closing Date or the Subsequent Transfer Date, as applicable; provided, that so long as the Servicer is not required to make daily deposits of Collections to the Collection Account, such Collections need not be deposited until the first Determination Date following the Closing Date or the Subsequent Transfer Date, as applicable.

2.5      CONDITIONS TO CLOSING

         (a) Obligations of the Issuer and the Seller - Initial Receivables. The Seller shall transfer to the Issuer the other property and rights related thereto described in Section 2.1 only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Transfer Date:

               (i) The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date and the Seller shall have delivered to the Issuer a certificate of the President or a Vice-President of the Seller to such effect.

               (ii) At the Closing, the Seller will execute and deliver the Assignment and the Quebec Assignment, which shall be substantially in the form of Exhibit A and Exhibit A-2 hereto, respectively.

               (iii) Each of the Basic Documents shall have been executed and delivered by each of the parties thereto.

               (iv) On or prior to the Closing Date, the Seller and the Servicer shall record, register or file, at their own expense, Financing Statements in each jurisdiction in which such action is necessary or desirable to perfect, preserve, publish or protect (x) the Issuer's right, title and interest in the Receivables and the other property sold hereunder and (y) the Indenture Trustee's right, title and interest in the Related Collateral. Such Financing Statements shall, in the case of (x) above, name the Seller, as seller or debtor, and the Issuer, as purchaser or secured party, and shall describe the Receivables and the other property sold hereunder and, in the case of (y) above, name the Issuer, as debtor, and the Indenture Trustee, as secured party, and shall describe the Related Collateral or cover all assets, undertakings and properties of the Issuer. All such Financing Statements shall meet the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect, preserve, publish and protect the sale, transfer, assignment and conveyance of such Receivables and such other property to the Issuer and the Lien of the Indenture Trustee with respect to the Related Collateral or all assets, undertakings and properties of the Issuer, as the case may be. The Seller and/or the Servicer shall deliver a duplicate registered or time-stamped copies, or other evidence satisfactory to the Indenture Trustee of such filings, to the Indenture Trustee on or prior to the Closing Date.

         (b) Obligations of the Issuer and the Seller - Subsequent Receivables. The Seller shall transfer to the Issuer the other property and rights related thereto described in Section 2.2 only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Transfer Date:

               (i) the Seller shall have provided the Indenture Trustee and the Rating Agencies an Addition Notice no later than five days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by the Indenture Trustee or a Rating Agency with respect to the Subsequent Receivables;

               (ii) the Seller shall have delivered to the Issuer a Subsequent Transfer Amendment to the Schedule of Receivables and, if any Subsequent Receivable is owing by an Obligor whose billing address is located in the Province of Quebec, a Subsequent Quebec Transfer Supplement listing the Subsequent Receivables;

               (iii) the Seller shall, to the extent required by Section 2.4(e), have deposited in the Collection Account all collections in respect of the Subsequent Receivables;

               (iv) as of such Subsequent Transfer Date, (A) the Seller was not insolvent and will not become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Transfer Date, (B) the Seller did not intend to incur or believe that it would incur debts that would be beyond the Seller's ability to pay as such debts matured, (C) such transfer was not made with actual intent to hinder, delay or defraud any person and (D) the assets of the Seller did not constitute unreasonably small capital to carry out its business as conducted;

               (v) the applicable Reserve Account Initial Deposit for such Subsequent Transfer Date shall have been made;

               (vi) after giving effect to the transfer of such Subsequent Receivables on such Subsequent Transfer Date, the Receivables transferred to the Issuer pursuant hereto shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cut-Off Date and the Subsequent Receivables on the related Cut-Off Dates) as such information is provided to the Indenture Trustee by the Servicer: (i) the weighted average APR of the Receivables transferred to the Issuer shall not be less than 16.5%, and (ii) the weighted average remaining term of the Receivables transferred to the Issuer shall not be greater than 72 months;

               (vii)  the Pre-Funding Period shall not have ended;

               (viii) each of the representations and warranties made by the
                      Seller pursuant to Section 3.1 with respect to the Subsequent Receivables shall be true and correct as of such Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

               (ix) the Seller shall, at its own expense, on or prior to such Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables have been sold to the Issuer pursuant to this Agreement and the Assignment and, if applicable, the Quebec Assignment;

               (x) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Receivables and the other property sold hereunder and the first perfected security interest of the Indenture Trustee in the Related Collateral;

               (xi) no selection procedures adverse to the interests of the Series C2002-1 Debtholders, the Issuer or the Indenture Trustee shall have been utilized in selecting the Subsequent Receivables;

               (xii) the Seller shall have delivered (A) to the Rating Agencies and (B) to the Issuer an Opinion of Counsel with respect to the transfer of the Subsequent Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Issuer, respectively, on the Closing Date;

               (xiii) the Rating Agencies shall have confirmed in writing to the
                      Issuer and the Indenture Trustee that the rating on the Notes shall not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Issuer; and

               (xiv) the Seller shall have delivered to the Issuer a certificate of a Responsible Officer of the Seller confirming the satisfaction of each condition specified in this paragraph (b).

         (b) Obligation of the Seller. The obligation of the Seller to sell the Receivables and other property to be sold hereunder to the Issuer is subject to the satisfaction of the conditions that the Issuer shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or such Subsequent Transfer Date; provided, however, that upon payment to the Seller of the Initial Purchase Price or the Subsequent Purchase Price, as applicable, all conditions precedent in favour of the Seller shall be irrebutably deemed to have been satisfied.

2.6      INTENTION OF THE PARTIES.

         (a) It is the intention of the Seller and the Issuer that the transfer and assignments contemplated by this Agreement, the Assignment and the Quebec Assignment shall constitute a sale of the Initial Receivables and the Subsequent Receivables and the other property sold under this Agreement from the Seller to the Issuer and the beneficial interest in and title to the Receivables and such other property shall not be part of the Seller's estate in the event of any bankruptcy or insolvency proceeding by or against the Seller under any bankruptcy or insolvency law.

         (b) The foregoing sale under this Agreement does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the Seller to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

2.7      SUBORDINATED RESERVE ACCOUNT LOAN.

         (a) The Seller agrees to make interest bearing subordinated loans to the Issuer (individually and collectively, the "Subordinated Reserve Account Loan") on the Closing Date, on each Subsequent Transfer Date and on each Monthly Payment Date in accordance with the terms and provisions of this Agreement.

         (b) On the Closing Date and on each Subsequent Transfer Date, the Seller shall make a Subordinated Reserve Account Loan to the Issuer in a principal amount equal to 2.00% of the Principal Balance as of the related Cut-Off Date of the Receivables to be sold and transferred by the Seller to the Issuer on the Closing Date or Subsequent Transfer Date, as applicable. The Seller hereby irrevocably directs the Issuer to retain the principal amount of the Subordinated Reserve Account Loan for each such date from the cash portion of the Initial Purchase Price or Subsequent Purchase Price otherwise payable to the Seller on the Closing Date or Subsequent Transfer Date, as applicable. The Issuer shall deposit each Subordinated Reserve Account Loan to the Reserve Account on the Closing Date or related Subsequent Transfer Date.

         (c) On each Monthly Payment Date following the Closing Date, the Seller shall make an additional Subordinated Reserve Account Loan to the Issuer in a principal amount equal to the sum of:

               (i) the lesser of (A) the Monthly Residual Purchase Price Amount for such Monthly Payment Date and (B) the excess, if any, of (1) the Principal Balance of all Receivables that became Liquidated Receivables during the preceding Collection Period over (2) the Principal Balance of all Liquidated Receivables for the preceding Collection Period described in clauses (ii) and (iv) of the definition of Liquidated Receivables;

               (ii) the lesser of (A) the excess, if any, of the amount determined under clause (i)(A) above over the amount, if any, determined under clause (i)(B) above, and (B) the Reserve Account Deposit Amount, if any, for such Monthly Payment Date; and

               (iii) the lesser of (A) the excess, if any, of the amount determined under clause (ii)(A) above over the amount, if any, determined under clause (ii)(B) above, and (B) the Accelerated Principal Payment Amount for such Monthly Payment Date.

         (d) The amount of each Subordinated Reserve Account Loan to be advanced by the Seller to the Issuer on any Monthly Payment Date shall be set off and netted against the Monthly Residual Purchase Price Amount and the accrued and unpaid interest on the Subordinated Reserve Account Loan for such Monthly Payment Date otherwise payable by the Issuer to the Seller on such date. The Issuer shall retain in the Reserve Account the amount of the Subordinated Reserve Account Loan due from the Seller to the Issuer on such Monthly Payment Date from the funds on deposit in the Reserve Account that would otherwise be available to pay the Monthly Residual Purchase Price Amount and the accrued and unpaid interest on the Subordinated Reserve Account Loan due to the Seller on such Monthly Payment Date in full satisfaction, to the extent of the amount of such Subordinated Reserve Account Loan, of the Issuer's obligation to pay such Monthly Residual Purchase Price Amount and such accrued and unpaid interest. On any Monthly Payment Date, such setoff and netting shall be made, first, against the Monthly Residual Purchase Price Amount due and payable by the Issuer to the extent thereof pursuant to Section 2.4(d), and second, against the accrued and unpaid interest on the Subordinated Reserve Account Loan otherwise due and payable by the Issuer pursuant to Section 5.6(c)(xiv), in each case, to the extent of the Subordinated Reserve Account Loan due and payable by the Seller to the Issuer on such Monthly Payment Date.

         (e) The outstanding principal balance of the Subordinated Reserve Account Loan (the "Subordinated Reserve Account Loan Balance") shall bear interest at the rate of 15% per annum calculated on the Subordinated Reserve Account Loan Balance as of the close of the immediately preceding Monthly Payment Date (or the Closing Date in the case of the initial Monthly Payment Date) on the basis of a 365 day year for the actual number of days elapsed. Accrued and unpaid interest on the Subordinated Reserve Account Loan (including interest on overdue interest at the same rate) shall be due and payable on each Monthly Payment Date to the extent of the funds on deposit in the Reserve Account which are available for release to the Seller for the payment of such interest as herein provided.

         (f) The Seller's recourse for payment of the Subordinated Reserve Account Loan and any interest accrued and unpaid thereon (including interest on overdue interest) and the Residual Purchase Price shall be limited to the amounts which are available from time to time (subject to Sections 2.4(d) and 2.7(d), as applicable) to be released to the Seller pursuant to and in accordance with clauses (xi), (xiii) and (xiv) of Section 5.6(c) and Sections 5.7 and 5.9 of this Agreement or Section 3.2 of the Series Supplement for payment of the principal of and interest on the Subordinated Reserve Account Loan or the Residual Purchase Price (in each case, after all deposits, withdrawals or payments to or for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors to be made thereunder in accordance with this Agreement and the other Basic Documents). The Seller hereby subordinates payment or repayment of the Subordinated Reserve Account Loan and the Residual Purchase Price to the prior payment in full of the Series C2002-1 Notes and the debts, liabilities and obligations of the Issuer to the other Related Specified Creditors. The Seller acknowledges and agrees that the Subordinated Reserve Account Loan and the Residual Purchase

               Price are subject to the terms and provisions of Sections 15.2, 15.3, 15.4 and 15.5 of the Indenture and the Series Supplement and is otherwise a Related Obligation for and of the Series C2002-1 Notes for the purposes of the Indenture. The Seller hereby irrevocably waives and agrees not to assert, claim or endeavour to exercise, and irrevocably bars and estops itself from asserting, claiming or exercising, any security interest, right of set-off, right or other purported form of claim with respect to or in any of the monies, funds or other property of the Issuer (including Collections on the Receivables) which may now or hereafter be in the possession of or under the control of the Seller (in its capacity a Seller or Servicer), it being acknowledged and agreed that the Seller's only recourse for payment of amounts now or hereafter due or owing by the Issuer to the Seller shall be as set forth above in this Section.

         (g) None of the Issuer, the Trustee or the Indenture Trustee shall have any personal liability to the Seller to pay or repay the Subordinated Reserve Account Loan or any accrued and unpaid interest thereon nor shall the Seller have recourse to any Related Collateral for payment of the Subordinated Reserve Account Loan other than amounts on deposit in or credited to the Reserve Account from time to time and available for payment of the Subordinated Reserve Account Loan and accrued and unpaid interest thereon in accordance with the terms and provisions of this Agreement.

2.8      CLASS VPN LOANS; ADDITIONAL CLASS VPN LOANS.

         (a) On or before the Closing Date, the Issuer will enter into the Initial Class VPN Loan Agreement with the Initial Class VPN Lender and will obtain the Initial Class VPN Loan on the Closing Date. The Issuer may obtain additional Class VPN Loans (i) on the Business Day preceding any Targeted Final Payment Date for each Class of Class A Notes, (ii) on any Class A Note Payment Date for a Class during a Sequential Amortization Period, or (iii) on the Business Day preceding any such date. Pursuant to the Initial Class VPN Loan Agreement, the Issuer may (a) on the Closing Date obtain the Initial Class VPN Loan to fund the payment of a portion of the Initial Purchase Price, (b) on any Targeted Final Payment Date or the Business Day preceding such date obtain additional Class VPN Loans to repay maturing Class A Notes having that Targeted Final Payment Date as their Targeted Final Payment Date, and (c) on any Class A Note Payment Date during a Sequential Amortization Period or the Determination Date preceding such date obtain additional Class VPN Loans to repay any Class of outstanding Class A Notes which was not paid in full on its Targeted Final Payment Date. Under the Initial Class VPN Loan Agreement, Class VPN Loans will be advanced to the Issuer on the Business Day preceding each Targeted Final Payment Date.

         (b) The Initial Class VPN Loan will bear interest at an annual rate (the "Interest Rate" for such Class VPN Loans) equal to the BA 1 Month Rate plus 0.59%, subject to adjustment to a fixed rate as described in the definition of Interest Rate. Additional Class VPN Loans obtained after the Closing Date will have an Interest Rate equal to the BA 1 Month Rate plus a margin; provided, however, that in no event will such margin over the BA 1 Month Rate exceed 1.50%, subject to adjustment to a fixed rate as described in the definition of Interest Rate. The Interest Rate for any Class VPN Loan made after the Closing Date will be determined at the time of advance of such Class VPN Loan and will reflect then current market conditions.

         (c) Subject to Section 2.8(d), the Servicer agrees to request advances of Class VPN Loans that may be obtained for any Class A Note Payment Date on which Class VPN Loans may be obtained from the Initial Class A Lender and, if such Initial Class VPN Lender does not advance such Class VPN Loans in accordance with the terms of the Initial Class VPN Loan Agreement, then, subject to the Initial Class VPN Loan Agreement, the Issuer may enter into additional committed or uncommitted Class VPN Loan Agreements with additional Class VPN Lenders pursuant to which the Issuer may obtain additional Class VPN Loans. In each case, the aggregate principal amount of the Class VPN Loans to be requested by the Servicer in respect of any Class A Note Payment Date on which Class VPN Loans may be obtained will be such that (i) the Total Noteholders' Principal Payment Amount for a Targeted Final Payment Date (except during a Sequential Amortization Period) or
               (ii) the requested Class VPN Loan Proceeds, together with the Aggregate Principal Distributable Amount for such Monthly Payment Date, the Accelerated Principal Payment Amount, if any, for such Monthly Payment Date, and the Accumulation Amount, if any, for such Monthly Payment Date, will be sufficient to pay the applicable Class of Class A Notes in full on such Class A Note Payment Date. Neither the Seller nor the Servicer shall be liable to the Issuer for any failure to identify any other prospective Class VPN Lenders to make Class VPN Loans or to obtain any Class VPN Loans on any Determination Date or for any Class A Note Payment Date.

         (d) No Class VPN Loans shall be requested by the Servicer or be obtained by the Issuer for any Monthly Payment Date on which Class VPN Loans may be obtained by the Issuer unless the following conditions are satisfied:

               (i) after giving effect to the advance of such Class VPN Loans and all payments of principal on the Series C2002-1 Debt Obligations on that Monthly Payment Date (including the application of any Class VPN Loan Proceeds on such date), the sum of the Outstanding Amount of the Series C2002-1 Debt Obligations shall not exceed the Pool Balance of the Receivables on the last day of the Collection Period immediately preceding that Monthly Payment Date;

               (ii) the Class VPN Swap shall be in full force and effect and no Early Termination Date shall have occurred thereunder; and

               (iii)  no Event of Default shall have occurred and be continuing.

         (e) With respect to each Class VPN Loan Agreement and each Class VPN Loan entered into or obtained after the Closing Date, the Servicer shall provide the Rating Agencies with written notice of the entering into, and a true copy of, such

               Class VPN Loan Agreement, together with the Interest Rate applicable to such Class VPN Loan.

2.9      LIQUIDITY ADVANCES; MATURITY ADVANCES.

         (a)   If:

               (i) on any Class A Note Payment Date for the Class A-1 Notes or Class A-2 Notes, the Issuer has a binding agreement for the advance of a Class VPN Loan but the Servicer determines that the proceeds from that advance will not be received on that date in time to make payments on the Class A Notes of that Class on that date, the Servicer may, in its sole discretion, make an advance (each, a "Liquidity Advance") to the Issuer in an amount equal to those anticipated proceeds if it determines, in its sole discretion, that it has received reasonable assurances from the prospective lender of the Class VPN Loan to the effect that the full amount of the proceeds will be delivered to the Issuer later on that date or within two Business Days thereafter; or

               (ii) on any Targeted Final Payment Date for the Class B Notes or Class C Notes, the amount on deposit in the Note Distribution Account on such date available for payment of principal on the applicable Class is less than the outstanding principal amount of that Class, the Servicer will have the option to make an advance (each, a "Maturity Advance") on that date in an amount up to the amount of such shortfall.

         (b) If the Servicer makes a Liquidity Advance or a Maturity Advance, the proceeds thereof will be deposited into the Note Distribution Account on the date of advance and distributed on that date in payment of the outstanding principal amount of the related Class of Offered Notes in respect of which such Liquidity Advance or Maturity Advance was made.

         (c) If the Servicer has made a Liquidity Advance, the Servicer will be immediately reimbursed for such Liquidity Advance upon receipt by the Issuer of the proceeds of the additional Class VPN Loan. If the proceeds of any Class VPN Loan in respect of which a Liquidity Advance has been made are not paid to the Issuer within two Business Days after the date on which such Liquidity Advance is made, the Servicer shall have the right to be reimbursed for such Liquidity Advance in priority to payments of principal on the Offered Notes or the Class VPN Loans as provided in Section 5.6(c).

         (d) If the Servicer has made any Maturity Advances, (i) the amount of such Maturity Advances will be repaid to the Servicer in accordance with the Series Supplement after the Outstanding Amounts of all Offered Notes and Class VPN Loans have been paid in full and (ii) for all purposes of this Agreement, the Indenture and the Series Supplement (including clause (c)(i) above), the outstanding Maturity Advances shall be deemed to be
               (A) non-interest bearing Class B Notes having an Outstanding Amount equal to the principal amount of such Maturity Advances, in the case of Maturity Advances made to repay the Class B Notes, and (B) non-interest bearing Class C Notes having an Outstanding Amount equal to the principal amount of such Maturity Advances, in the case of Maturity Advances made to repay the Class C Notes.

                                    ARTICLE 3
                                 THE RECEIVABLES

3.1      REPRESENTATIONS AND WARRANTIES AS TO RECEIVABLES

The Seller hereby represents and warrants that each of the representations and warranties set forth in the Schedule of Representations is true and correct and on which the Issuer is deemed to have relied in purchasing the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of each Subsequent Transfer Date in the case of Subsequent Receivables, and shall survive the sale, transfer and assignment of the Receivables to the Issuer.

3.2      REPURCHASE UPON BREACH

The Seller, the Servicer or the Issuer, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1 or Section 6.1. As of the last day of the second (or, if the Seller so elects, the first) Accounting Date following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, the Seller shall have an obligation to repurchase any Receivable relating to a breach if such breach has had a material adverse effect on the interests of the Issuer or of the Series C2002-1 Debtholders and the other Related Specified Creditors (determined without regard to the availability of funds from any credit enhancement in the form of the over-collateralization represented by the Class D Notes or in the form of the Reserve Account). As consideration for the repurchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 5.5. It is understood and agreed that, subject to the provisions of Section 6.2, the obligation of the Seller to repurchase any Receivable with respect to which a breach of the representations and warranties pursuant to Section 3.1 or Section
6.1 has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy of the Issuer, the Indenture Trustee, the Series C2002-1 Debtholders or the other Related Specified Creditors with respect to for such breach.

3.3      CUSTODY OF RECEIVABLE FILES.

         (a) To assure uniform quality in servicing the Receivables and to reduce administrative costs, (x) the Issuer and the Indenture Trustee hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Indenture Trustee as custodian of the Receivables Files on the terms and conditions set forth in the Custodian Agreement, all of which are incorporated herein by reference, and (y) in connection with the sale, transfer and assignment of the Purchased Assets to the Issuer pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Servicer shall delegate to AmeriCredit Financial Services, Inc., as Custodian, the obligations of the custodian of the Receivables Files as set forth in the Custodian Agreement, which Receivables Files shall be delivered to the Custodian as agent of the Indenture Trustee on or before the Closing Date (with respect to each Initial Receivable) and on or before the Subsequent Transfer Date (with respect to each Subsequent Receivable), and the Indenture Trustee and the Servicer shall enter into the Custodian Agreement with the Custodian on the Closing Date. The Receivables File for each Receivable consists of:

               (i) the fully executed original of the Receivable (together with any agreements modifying the Receivable, including, without limitation, any extension agreements);

               (ii) the original credit application, or a copy thereof, of each Obligor, fully executed by each such Obligor on AmeriCredit's customary form, or on a form approved by AmeriCredit, for such application;

               (iii) the original acknowledgement copy or time-stamped receipt copy of the financing statements or other such documents or instruments that the Servicer shall keep on file, in accordance with its customary procedures, perfecting the security interest of the Seller in the Financed Vehicles; and

               (iv) any and all other documents that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or any of the Financed Vehicles.

         (b) The Indenture Trustee may act as the Custodian, in which case the Indenture Trustee shall be deemed to have assumed the obligations of the Custodian specified in the Custodian Agreement. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to
               Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in
               Section 3.2 or 4.7.

                                    ARTICLE 4
                   Administration and Servicing of Receivables

4.1      DUTIES OF THE SERVICER

         (a) The Servicer is hereby authorized to act as agent for the Issuer and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable receivables that it services for itself or others. In performing such duties, so long as AmeriCredit Canada is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Depository Account Agreement, accounting for collections and furnishing monthly and annual statements to the Indenture Trustee and the Issuer with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

         (b) The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Issuer to execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer's customary practices. For greater certainty, the Servicer is granted a power of attorney and a mandate for the purpose of executing with respect to the Receivables and the security interests created thereby, on behalf of the Issuer, the Indenture Trustee, the Series C2002-1 Debtholders and other Related Specified Creditors, any and all acquittances, mainlevees, radiations, cancellations, reductions, retrocessions and all other documents for the purpose of discharging, releasing, reassigning, retroceding, waiving or subordinating any reservation of title, hypothec, lease, right of ownership under a leasing contract (credit-bail), security interest, charge in respect of accounts receivable and any other personal or real right contained in or created by the Receivables and which may from time to time be registered in the Province of Quebec against on Obligor under or with respect to the Receivables, and more particularly, at the Register of Personal and Moveable Real Rights, including endorsing the Issuer's, the Indenture Trustee's, the Series C2002-1 Debtholders' or the other Related Specified Creditors' name on any consent, filings, registrations or other documents in furtherance thereof.

         (c) The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Issuer and the Indenture Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

4.2 COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATIONS OF RECEIVABLES; DEPOSITORY ACCOUNT AGREEMENTS.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Related Collateral in such manner as will, in the reasonable judgement of the Servicer, maximize the amount to be received by the Issuer with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

         (b) The Servicer may (A) at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within the Collection Period in which such due date occurs or (ii) re-amortize the Scheduled Receivables Payments on the Receivable following a partial prepayment of principal, in accordance with its customary procedures or (B) may direct the Issuer to sell Receivables pursuant to Section 4.3(c) if the Servicer believes in good faith that such extension, modification, amendment or sale is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Issuer with respect to such Receivable, and is otherwise in the best interests of the Issuer.

         (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (in addition to those modifications permitted by Section 4.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Issuer with respect to such Receivable, and is otherwise in the best interests of the Issuer; provided, however, that:

               (i) the aggregate period of all extensions on a Receivable shall not exceed 12 months; and

               (ii) in no event may a Receivable be extended beyond the Collection Period immediately preceding the latest Final Scheduled Monthly Payment Date.

         (d) The Servicer shall maintain the following system for collecting and processing payments on the Receivables and the other motor vehicle retail instalment sale contracts or security agreements owned or serviced by the Servicer or AmeriCredit Canada. The Servicer shall establish and maintain one or more segregated deposit accounts (collectively, the "Depository Account") at the Depository Bank. The Depository Account shall be maintained by the Servicer for and on behalf of AmeriCredit Canada, the Custodian and each other owner of motor vehicle retail instalment sale contracts or security agreements originated and owned or serviced by the Servicer or AmeriCredit Canada. The Servicer shall use its best efforts to notify or direct Obligors to make all cheque or other mail payments on the Receivables directly to the Depository Account and all direct debit payments on the Receivables to the Depository Account. The Servicer shall not permit any payments other than payments on the Receivables and other motor vehicle retail instalment sale contracts or security agreements originated and owned or serviced by the Servicer or AmeriCredit Canada to be made to the Depository Account. The Servicer shall use its best efforts to notify or direct the Depository Bank to deposit all payments on the Receivables in the Depository Account no later than the Business Day after receipt, and to cause all amounts credited to the Depository Account on account of such payments to be transferred to the Depository Account no later than the second Business Day after receipt of such payments. The Servicer shall cause all amounts credited to the Depository Account on account of payments on the Receivables to be transferred to the Collection Account no later than the second Business Day after receipt of such payments in the Depository Account. The Depository Account shall be a demand deposit account held by the Depository Bank, and shall be an Eligible Deposit Account. The Servicer may at any time move the Depository Account to another Eligible Deposit Account provided the Servicer shall give the Indenture Trustee and the Backup Servicer written notice of such new Depository Account.

         (e) Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by cheque to make such payments thereafter directly to the Depository Bank (except in the case of Obligors that have already been making such payments to the Depository Bank), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Depository Bank for deposit into the Depository Account, and the Seller will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Depository Bank. The Servicer shall request each Obligor that makes payment on the Receivables by direct debit of such Obligor's bank account, to execute a new authorization for automatic payment sufficient to authorize direct debit by the Depository Bank. If at any time, the Depository Bank is unable to directly debit an Obligor's bank account that makes payment on the Receivables by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by cheque.

         (f) In the event of a termination of the Servicer, the Successor Servicer shall establish a new Depository Account or similar collection processing system in accordance with and subject to the terms hereof. The outgoing Servicer shall deliver to the Successor Servicer all documents and records relating to each such Depository Account and an accounting of amounts collected and held by the Depository Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Depository Account to the Successor Servicer.

         (g) The Servicer shall deposit all payments by or on behalf of the Obligors received directly by the Servicer to the Depository Bank without deposit into any intervening account and as soon as practicable, but in no event later than three Business Days after receipt thereof.

4.3      REALIZATION UPON RECEIVABLES.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which all or any portion of a Scheduled Receivables Payment has become 91 days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgement it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Issuer any personal property taxes assessed on repossessed, liquidated Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

         (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Issuer to the Servicer of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Issuer or the Indenture Trustee, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Issuer and the Trustee or the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(e).

         (c) Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, the Seller or the Issuer to purchase from the Issuer any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Issuer to sell any such Receivable to the third party purchaser; provided, that only Receivables having an aggregate Principal Balance of no more than 20% of the number of Receivables purchased by the Issuer from the Seller may be sold by the Issuer pursuant to this Section 4.3(c); provided further, that the Servicer may elect to not direct the Issuer to sell a Receivable that has become more than 60 days delinquent if in its good faith judgement the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The aggregate Purchase Amounts received by the Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables directly to the Collection

               Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

4.4      INSURANCE.

         (a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in item 16 of the Schedule of Representations and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit Canada and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in item 16 of the Schedule of Representations (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral Insurance") which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. All policies of Collateral Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

         (b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as "Force-Placed Insurance"). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

         (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificates. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Issuer for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

         (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Issuer. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Issuer under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Issuer and/or the Indenture Trustee, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Issuer and the Trustee and/or the Indenture Trustee for the benefit of the Series C2002-1 Debtholders.

         (e) The Servicer will cause itself and may cause the Issuer, the Trustee and the Indenture Trustee to be named as named insured under all policies of Collateral Insurance.

4.5      MAINTENANCE OF SECURITY INTERESTS IN VEHICLES.

         (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Issuer as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, recording, registering, filing, re-recording, re-filing, and re-registering of all Financing Statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Indenture Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Issuer as necessary because of the relocation of a Financed Vehicle or for any other reason.

         (b) AmeriCredit Canada hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. AmeriCredit Canada hereby appoints the Indenture Trustee as its attorney-in-fact to take any and all steps required to be performed by AmeriCredit Canada pursuant to this
               Section 4.5(b) (it being understood that and agreed that the Indenture Trustee shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which AmeriCredit Canada has paid all expenses), including execution of certificates of title or any other documents in the name and stead of AmeriCredit Canada, and the Indenture Trustee hereby accepts such appointment.

4.6      COVENANTS, REPRESENTATIONS, AND WARRANTIES OF SERVICER

By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Issuer relies in accepting the Receivables and on which the Indenture Trustee relies in authenticating the Notes.

         (a)   The Servicer covenants as follows:

               (i) Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

               (ii) No Impairment. The Servicer shall do nothing to impair the rights of the Issuer or the Series C2002-1 Debtholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Related Collateral except as otherwise expressly provided herein;

               (iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

               (iv) Restrictions on Liens. The Servicer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favour of the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the PPSA of any jurisdiction any financing statement which names AmeriCredit Canada or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and interests of the Issuer or the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors.

         (b) The Servicer represents, warrants and covenants as of the Closing Date and as of each Subsequent Transfer Date as to itself that the representations and warranties set forth in Section 7.1 are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit Canada.

4.7      PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT

Upon discovery by any of the Servicer, a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 4.5(a) or 4.6(a), the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of AmeriCredit Canada as Servicer under this Section 4.7. As of the second Accounting Date (or, at AmeriCredit Canada's election, the first Accounting
Date) following its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.5(a) or 4.6(a) which materially and adversely affects the interests of the Issuer or of the Series C2002-1 Debtholders and the other Related Specified Creditors in any Receivable (including any Liquidated Receivable) or the related Financed Vehicle (determined without regard to the availability of funds from any credit enhancement in the form of the over-collateralization represented by the Class D Notes or in the form of the Reserve Account), AmeriCredit Canada shall, unless such breach shall have been cured in all material respects, purchase from the Issuer the Receivable affected by such breach and, on the related Determination Date, AmeriCredit Canada shall pay the related Purchase Amount. It is understood and agreed that the obligation of AmeriCredit Canada to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit Canada for such breach available to the Series C2002-1 Debtholders, the Issuer or the Indenture Trustee; provided, however, that AmeriCredit Canada shall indemnify the Issuer, the Trustee, the Indenture Trustee, the Backup Servicer and the Series C2002-1 Debtholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them arising out of the events or facts giving rise to such breach. This section shall survive the termination of this Agreement and the earlier removal or resignation of the Backup Servicer, Trustee and/or the Indenture Trustee.

4.8      SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY SERVICER

On each Monthly Payment Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee pursuant to Section 5.6. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Series C2002-1 Debtholders and all other fees and expenses of (except taxes of or payable by) the Trustee, the Indenture Trustee, the Backup Servicer, the Depository Bank and the Independent Accountants). The Servicer shall be liable for the fees and expenses of the Trustee, the Indenture Trustee, the Backup Servicer, the Depository Bank (and any fees under the Depository Account Agreement) and the Independent Accountants.

4.9      Servicer's Certificate.

No later than 12:00 p.m. Eastern time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Issuer, the Indenture Trustee, the Backup Servicer and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing among other things,
(i) all information necessary to enable the Indenture Trustee to make any withdrawal and deposit required by Section 5.8, (ii) a listing of all Purchased Receivables, Sold Receivables and Administrative Receivables purchased or sold as of the related Accounting Date, identifying the Receivables so purchased or sold, (iii) all information necessary to enable the Indenture Trustee to send the statements to Series C2002-1 Debtholders required by Section 5.10, and (iv) all information necessary to enable the Indenture Trustee to reconcile the aggregate cash flows, the Collection Account for the related Collection Period and Monthly Payment Date, including the accounting required by Section 5.11. Receivables purchased by the Servicer or by the Seller on the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

4.10     ANNUAL STATEMENT AS TO COMPLIANCE, NOTICE OF SERVICER TERMINATION
         EVENT.

         (a) The Servicer shall deliver to the Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2003, an officer's certificate signed by any Responsible Officer of the Servicer, dated as of June 30 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate (which period shall not be less than six months)) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfilment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under
               Section 8.1(a). The Seller or the Servicer shall deliver to the Trustee, the Indenture Trustee, the Servicer, the Backup Servicer or the Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 8.1.

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                                       25

4.11     ANNUAL INDEPENDENT ACCOUNTANTS' REPORT

The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer, the Backup Servicer or to the Seller, to deliver to the Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2003, with respect to the twelve months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a statement (the "Accountants' Report") addressed to the Board of Directors of the Servicer and to the Trustee, to the effect that such firm has audited the books and records of AmeriCredit Corp., in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of AmeriCredit Corp. and that (1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants, and (3) includes a report on the application of agreed upon procedures to three randomly selected Servicer's Certificates noting whether any exceptions or errors in the Servicer's Certificates were found.

4.12     ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES

The Servicer shall provide to representatives of the Trustee, the Indenture Trustee and the Backup Servicer reasonable access to the Receivables Files and other documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

4.13     MONTHLY TAPE

Not later than the fifteenth calendar day of each month, the Servicer will deliver to the Indenture Trustee and the Backup Servicer computer tape and a diskette (or any other electronic transmission acceptable to the Indenture Trustee and the Backup Servicer) in a format acceptable to the Indenture Trustee and the Backup Servicer containing the information with respect to the Receivables as of the preceding Determination Date necessary for preparation of the Servicer's Certificate relating to the immediately preceding Determination Date and necessary to review the application of Collections as provided in
Section 5.4. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Indenture Trustee, deliver to the Backup Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer so long as the Backup Servicer is not the Servicer.

4.14     AMENDMENTS TO SCHEDULE OF RECEIVABLES

If the Servicer, during any Collection Period, assigns to a Receivable an account number that differs from the account number previously identifying such Receivable on the Schedule of Receivables, the Servicer shall deliver to the Seller, the Issuer and the Indenture Trustee on or before the Monthly Payment Date related to such Collection Period an amendment to such Schedule of Receivables to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Receivables during such Collection Period and shall show by cross reference the prior account numbers identifying such Receivables on such Schedule of Receivables.

4.15     FIDELITY BOND AND ERRORS AND OMISSIONS POLICY

The Servicer has obtained, and shall continue to maintain in full force and effect, a Fidelity Bond and Errors and Omissions Policy of a type and in such amount as is customary for servicers engaged in the business of servicing receivables.

                                    ARTICLE 5
    Distributions; Reserve Account; Statements to Series C2002-1 Debtholders

5.1      ESTABLISHMENT OF SERIES ACCOUNTS

         (a)   The Servicer shall:

               (i) for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors, establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors;

               (ii) for the benefit of the Series C2002-1 Debtholders, establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders;

               (iii) for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors, establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors;

               (iv) for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors;

               (v) for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors, establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors; and

               (vi) for the benefit of the Series C2002-1 Debtholders, establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Accumulation Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series C2002-1 Debtholders.

         (b) Funds on deposit in the Collection Account, the Note Distribution Account, the Pre-Funding Account, the Capitalized Interest Account, the Reserve Account, and the Accumulation Account (collectively, the "Series Accounts") shall be invested or reinvested by the Indenture Trustee (or any custodian with respect to funds on deposit in such account) in Eligible Investments in accordance with the written directions of the Servicer (which written direction may be in the form of standing instructions). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors, provided, however, that on each Determination Date all Investment Earnings on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for the following Monthly Payment Date. Funds on deposit in the Series Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Determination Date preceding the following Monthly Payment Date.

         (c) The Issuer, subject to the rights of the Indenture Trustee and the Lien of the Indenture, shall possess all right, title and interest in all funds on deposit from time to time in the Series Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Collateral. The Series Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and other Related Specified Creditors. If, at any time, any of the Series Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series Account.

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                                       28

         (d) With respect to the Series Account Property, the Indenture Trustee agrees that:

               (i) any Series Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.1(c); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signing authority with respect thereto;

               (ii) any Series Account Property that constitutes a certificated security shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or its agent;

               (iii) any Series Account Property that is a book-entry security held through a Clearing Agency shall be delivered in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued book-entry registration of such Series Account Property as described in such paragraph; and

               (iv) any Series Account Property that is an "uncertificated security" as defined under the PPSA as in effect in the Province of Ontario and that is not governed by clause
                      (iii) above shall be delivered to the Indenture Trustee or its agent in accordance with paragraphs (c) or (d) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         (e) The Servicer shall have the power, revocable by the Indenture Trustee or the Issuer with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Series Accounts for the purpose of permitting the Servicer or the Issuer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         (f) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Series Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (g) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Series Accounts to the Indenture Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Series C2002-1 Debt Obligations but the Series C2002-1 Debt Obligations shall not have been declared due and payable, or, if such Series C2002-1 Debt Obligations shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Series Account Property are being applied as if there had not been such a

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                                       29

               declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Series Accounts in the investment described in clause (g) of the definition of Eligible Investments.

         (h) All Series Accounts will initially be established with the Indenture Trustee.

         (i) The Indenture Trustee acknowledges that, pursuant to the provisions of the Class VPN Swap and the Class A-1 Swap, the Swap Counterparties may be required to post collateral with the Indenture Trustee to secure the Swap Counterparty's obligations under the related swap. The Indenture Trustee agrees to establish and maintain an Eligible Deposit Account to hold such collateral, if requested to do so by the Servicer. The Indenture Trustee further agrees to follow such written instructions relating to the administration of, and transfers from such account, as may be delivered by the Servicer.

5.2      CERTAIN REIMBURSEMENTS TO THE SERVICER

The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or cheques returned for insufficient funds. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were collected in the Depository Account but that do not relate to (i) principal and interest payments due on, or made with respect to, the Receivables, and (ii) any fees or expenses related to extensions due on the Receivables. The amounts to be reimbursed hereunder shall be paid to the Servicer on the related Monthly Payment Date pursuant to Section 5.6(c)(i) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee.

5.3      COLLECTIONS

The Servicer shall, and shall cause any subservicer to, remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables, and all Liquidation Proceeds and Recoveries, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (a) the Servicer has been assigned short term credit ratings of R-1(middle) (or higher) by DBRS, P-1+ by Moody's and A-1+ by S&P, or (b) AmeriCredit Canada is the Servicer and (i) AmeriCredit Canada is a direct or indirect wholly-owned subsidiary of AmeriCredit Corp.;
(ii) no Servicer Termination Event shall have occurred and be continuing; (iii) the short term, guaranteed debt obligations of AmeriCredit Canada are rated at least R-1 (low) by DBRS; and (iv) the long-term debt obligations of AmeriCredit Corp. are rated at least Baa3 by Moody's and BBB - by S&P then, in the case of
(a) or (b), the Servicer shall remit such collections with respect to the related Collection Period to the Collection Account on the Determination Date immediately following the end of such Collection Period. For purposes of this
Article 5, the phrase "payments by or on behalf of the Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

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                                       30

5.4      APPLICATION OF COLLECTIONS

         (a) With respect to each Receivable (other than a Purchased Receivable), payments on behalf of the related Obligor shall be applied to interest and principal in accordance with the Simple Interest Method.

         (b)   All Liquidation Proceeds shall be applied to the related
               Receivable.

         (c)   Any Optional Purchase Price payable by the Servicer under Section
               9.1 shall be deposited in the Collection Account.

5.5      ADDITIONAL DEPOSITS

The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables on the applicable Determination Date on which such obligations are due and the Servicer shall deposit therein all amounts to be paid under Section 9.1 or 9.2 on the Determination Date occurring during the applicable Collection Period.

5.6      DISTRIBUTIONS

         (a) On or before each Determination Date with respect to the prior Collection Period and the related Monthly Payment Date, the Servicer will calculate the Available Funds, the Total Available Funds, any expected Class VPN Loan Proceeds, the Accumulation Amount, the Servicing Fee, the Administration and Trustee Fees, the Total Noteholders' Principal Payment Amount, the Aggregate Noteholders' Interest Distributable Amount, the Aggregate Noteholders' Principal Distributable Amount, the Aggregate Principal Distributable Amount, the net amount, if any, payable by the Issuer under the Class VPN Swap, the net amount, if any, payable by the Issuer under the Class A-1 Swap, the Additional Class VPN Loan Amounts, Investment Earnings and all other amounts required to determine the amounts, if any, to be deposited in or paid from each of the Series Accounts on or before the related Monthly Payment Date (or, in the case of payments, if any, due under the Class VPN Swap or the Class A-1 Swap, on the Business Day preceding the Monthly Payment Date). Based on such calculations, the Servicer shall deliver to the Indenture Trustee a Servicer's Certificate specifying such amounts and instructing the Indenture Trustee to make withdrawals, deposits and payments of the following amounts on or before such Monthly Payment Date:

               (i) the amount, if any, of the Reserve Account Withdrawal Amount to be withdrawn from the Reserve Account and deposited in the Collection Account;

               (ii) the amounts to be withdrawn from the Collection Account and paid to the Servicer in respect of the Servicing Fee, and paid to the Administrator, the Trustee and the Indenture Trustee, respectively, in respect of the Administration and Trustee Fees, in each case, for such Monthly Settlement Date;

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                                       31

               (iii) the net amount, if any, to be withdrawn from the Collection Account and paid under the Class VPN Swap to the Class VPN Swap Counterparty on the Business Day preceding such Monthly Payment Date;

               (iv) the net amount, if any, to be withdrawn from the Collection Account and paid under the Class A-1 Swap to the Class A-1 Swap Counterparty on the Business Day preceding such Monthly Payment Date;

               (v) the amounts to be withdrawn from the Collection Account with respect to the Aggregate Noteholders' Interest Distributable Amount, the Aggregate Principal Distributable Amount and the Accelerated Principal Payment Amount for such Monthly Payment Date;

               (vi) the amount, if any, to be withdrawn from the Collection Account and paid to the Class VPN Lenders in respect of Additional Class VPN Loan Amounts for such Monthly Payment Date;

               (vii) the amount, if any, of the Reserve Account Deposit Amount to be withdrawn from the Collection Account and deposited in the Reserve Account;

               (viii) the amount, if any, to be withdrawn from the Note
                      Distribution Account and deposited in the Accumulation Account;

               (ix) the Monthly Capitalized Interest Amount, if any, to be withdrawn from the Capitalized Interest Account and deposited in the Collection Account; and

               (x) the Accumulation Amount, if any, to be withdrawn from the Accumulation Account and deposited in the Note Distribution Account.

         (b) On or before each Monthly Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) shall:

               (i) withdraw from the Reserve Account and deposit in the Collection Account the Reserve Account Withdrawal Amount;

               (ii) if such Monthly Payment Date is a Targeted Final Payment Date for a Class of Offered Notes, withdraw from the Accumulation Account and deposit in the Note Distribution Account the Accumulation Amount, if any, for such Monthly Payment Date; and

               (iii) if such Monthly Payment Date is the first Monthly Payment Date during a Non-Sequential Amortization Period, withdraw from the Accumulation Account and deposit in the Note Distribution Account the Accumulation Amount, if any, for such Monthly Payment Date;

               (iv) if the Monthly Payment Date is the first Monthly Payment Date on or after which the Outstanding Amount of the Offered Notes (after giving effect to

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                                       32

                      all other payments thereon on that date) is or will be less than or equal to the balance on deposit in the Reserve Account (after giving effect to all other withdrawals to be made therefrom for deposit to the Collection Account on that date), withdraw the balance on deposit in the Reserve Account from the Reserve Account and deposit such amount in the Note Distribution Account; and

               (i) if the Monthly Payment Date is the first Monthly Payment Date on or after the end of the Pre-Funding Period, withdraw the Remaining Pre-Funded Amount from the Pre-Funding Account and deposit such amount to the Note Distribution Account.

               In all other cases, no amounts will be transferred or withdrawn from the Accumulation Account and deposited to the Note Distribution Account.

         (c) Except as otherwise provided in Section 5.6(d), on each Monthly Payment Date (or in the case of payments to the Swap Counterparties pursuant to clause (iii) below, if any, on the Determination Date preceding such Monthly Payment Date) the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination
               Date) shall make the following distributions from the Collection Account in the following order of priority:

               (i) to the Servicer, to the extent of the Total Available Funds, (A) the Servicing Fee and all unpaid Servicing Fees, if any, from prior Collection Periods, and (B) the amounts to be reimbursed to the Servicer pursuant to
                      Section 5.2;

               (ii) to the Administrator, the Trustee and the Indenture Trustee, to the extent of the Total Available Funds remaining after the application of clause (i), the Administration and Trustee Fees and all unpaid Administration and Trustee Fees, if any, from prior Collection Periods;

               (iii) to the Swap Counterparties, to the extent of the Total Available Funds remaining after the application of clauses
                      (i) and (ii) above, the net amount, if any, payable under the Class VPN Swap or the Class A-1 Swap (exclusive of payments due to either of the Swap Counterparties in connection with any Early Termination Date under the Class VPN Swap or the Class A-1 Swap, as applicable), pro rata;

               (iv) to the extent of the Total Available Funds remaining after the application of clauses (i) through (iii), (A) to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class A Notes and the Class VPN Loans, (B) to the Class VPN Swap Counterparty in respect of any payments due to the Class VPN Swap Counterparty in connection with any Early Termination Date under the Class VPN Swap, and (C) to the Class A-1 Swap Counterparty in respect of any payments due to the Class A-1 Swap Counterparty in connection with an Early Termination Dated under the Class A-1 Swap, pro rata, based on the proportion that

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                                       33

                      each amount owing under (A), (B) or (C) above, as applicable, bears to the sum of the amounts owing under
                      (A), (B) or (C) above;

               (v) to the Note Distribution Account, to the extent of the Total Available Funds remaining after the application of clauses (i) through (iv), the Noteholders' Interest Distributable Amount for the Class B Notes;

               (vi) to the Note Distribution Account, to the extent of the Total Available Funds remaining after the application of clauses (i) through (v), the Noteholders' Interest Distributable Amount for the Class C Notes;

               (vii) to the Servicer, to the extent of the Total Available Funds remaining after the application of clauses (i) through (vi), any outstanding Liquidity Advances;

               (viii) to the Note Distribution Account, to the extent of the
                      Total Available Funds remaining after the application of clauses (i) through (vii), the Aggregate Principal Distributable Amount;

               (ix) to the Class VPN Lenders entitled thereto, pro rata, to the extent of the Total Available Funds remaining after the application of clauses (i) through (viii), the Additional Class VPN Loan Amounts and any unpaid Additional Class VPN Loan Amounts from all prior Monthly Payment Dates; and

               (x) to the Reserve Account, to the extent of the Total Available Funds remaining after the application of clauses
                      (i) through (ix), the Reserve Account Deposit Amount for such Monthly Payment Date;

               (xi) to the Note Distribution Account, to the extent of the Total Available Funds remaining after the application of clauses (i) through (x), the Accelerated Principal Payment Amount for such Monthly Payment Date;

               (xii) to the Class D Series C2002-1 Debtholders, to the extent of the Total Available Funds remaining after the application of clauses (i) through (xi), the accrued and unpaid interest on the Class D Notes;

               (xiii) to the Class D Series C2002-1 Debtholders, to the extent of the Total Available Funds remaining after the application of clauses (i) through (xii), the lesser of
                      (x) the Step-Down Amount for such Monthly Payment Date and
                      (y) the outstanding principal balance of the Class D Notes; and

               (xiv) to the extent of the Total Available Funds remaining after the application of clauses (i) through (xiii), (x) to the Seller, the aggregate amount remaining in the Collection Account on such Monthly Payment Date in part payment of the Residual Purchase Price and (y) to the Issuer, $100, pro rata.

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                                       34

         (d) Notwithstanding the foregoing, on and after the Non-Sequential Amortization Commencement Date and during a Non-Sequential Amortization Period until all Events of Default which gave rise to the commencement of such Non-Sequential Amortization Period have been cured or waived, the Total Available Funds for each Monthly Payment Date thereafter and all amounts in the Series Accounts (other than the Reserve Account) on the Non-Sequential Amortization Commencement Date shall be paid and applied pursuant to Section 3.2 of the Series Supplement.

5.7      RESERVE ACCOUNT

         (a) On the Closing Date and on each Subsequent Transfer Date, the Issuer shall, as provided in Section 2.7(b), deposit the Subordinated Reserve Account Loan for such date into the Reserve Account.

         (b) On each Monthly Payment Date, the Issuer shall deposit the Subordinated Reserve Account Loan specified in section 2.7(c), if any, for such date into the Reserve Account.

         (c) If the amount on deposit in the Reserve Account exceeds the Specified Reserve Account Balance for such Monthly Payment Date (after giving effect to all deposits to and withdrawals from the Reserve Account on such Monthly Payment Date otherwise than pursuant to this Section 5.7(c)), the Servicer shall instruct the Indenture Trustee to distribute the amount of the excess to the Seller in payment of the Subordinated Reserve Account Loan Balance. Amounts distributed pursuant to this Section 5.7 to which the Seller is entitled to hereunder shall be deemed released from the Lien of the Indenture and the security interest therein granted to the Indenture Trustee, and the Seller (and such transferees and assignees) or the Issuer shall in no event thereafter be required to refund any such distributed amounts.

         (d) On the first Monthly Payment Date on which the Outstanding Amount of the Series C2002-1 Debt Obligations is less than or equal to the balance on deposit in the Reserve Account, the Servicer shall instruct the Indenture Trustee to deposit the balance on deposit in the Reserve Account to the Note Distribution Account.

         (e) Following the payment in full of the aggregate Outstanding Amount of the Series C2002-1 Debt Obligations and of all other amounts owing or to be distributed hereunder or under the Indenture to the Servicer, the Administrator, the Series C2002-1 Debtholders, the other Related Specified Creditors, the Trustee and the Indenture Trustee, in each case, in respect of Series C2002-1, any amount remaining on deposit in the Reserve Account shall be distributed to the Seller (or any transferee or assignee pursuant to clause (e)) and the Issuer as provided in subsection (b) above. The Seller (and such transferees and assignees) and the Issuer shall in no event be required to refund any amounts distributed pursuant to this Section 5.7(e) to which the Seller is entitled to hereunder.

         (f) The Seller may at any time, without consent of the Series C2002-1 Debtholders, the other Related Specified Creditors, the Issuer or the Indenture Trustee, sell,

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                                       35

               transfer, convey or assign in any manner its rights to and interests in the Class D Notes, the Subordinated Reserve Account Loans or distributions from the Reserve Account, including interest and other investment earnings thereon; provided, that the Rating Agency Condition is satisfied.

5.8      PRE-FUNDING ACCOUNT.

         (a) On the Closing Date, the Issuer will deposit in the Pre-Funding Account $30,000,000 from the proceeds of the Initial Class VPN Loan.

         (b) On each Subsequent Transfer Date, the Servicer shall, upon satisfaction of the conditions set forth in Section 2.5(b) of this Agreement with respect to such transfer, instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account (i) an amount equal to the Reserve Account Initial Deposit for such Subsequent Transfer Date (which amount shall be retained by the Issuer and set-off against the Subordinated Reserve Account Loan to be made by the Seller to the Issuer on such date as provided in Section 2.7(b)) and to deposit such amount in the Reserve Account and (ii) an amount equal to the excess of (x) the lesser of (A) the aggregate Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date and (B) the balance on deposit in the Pre-Funding Account after giving effect to (i) above on such Subsequent Transfer Date over (y) the Reserve Account Initial Deposit for such Subsequent Transfer Date, and to distribute such amount to or upon the order of the Seller.

         (c) If: (i) the Pre-Funded Amount has not been reduced to zero on the Monthly Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Monthly Payment Date, on the first Monthly Payment Date following the end of the Pre-Funding Period) or (ii) the Pre-Funded Amount has been reduced to $100,000 or less on any Determination Date, in either case after giving effect to any reductions in the Pre-Funded Amount on such date pursuant to paragraph (a), the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account, in the case of clause (i), on such Monthly Payment Date or, in the case of clause (ii), on the Monthly Payment Date immediately succeeding such Determination Date, the amount remaining at the time in the Pre-Funding Account (such remaining amount being the "Remaining Pre-Funded Amount") and such amount shall be deposited to the Note Distribution Account.

5.9      CAPITALIZED INTEREST ACCOUNT

On the Initial Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. On the January 2003 Monthly Payment Date, the Servicer will instruct the Indenture Trustee to withdraw from the Capitalized Interest Account and deposit into the Collection Account an amount equal to the Capitalized Interest Amount for that date. If the amount on deposit in the Capitalized Interest Account on the January 2003 Monthly Payment Date (after giving effect to the withdrawal therefrom of the Capitalized Interest Amount for that date) is greater than zero, the excess will be released to the Seller in part payment of the Residual Purchase Price.

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                                       36

5.10     STATEMENTS TO SERIES C2002-1 DEBTHOLDERS

         (a) On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to the Rating Agencies) a statement substantially in the form of Exhibit B setting forth at least the following information as to the Series C2002-1 Debt Obligations to the extent applicable:

               (i) the amount of the distributions allocable to the principal in respect of the Series C2002-1 Debt Obligations of each Class;

               (ii) the amount of the distributions allocable to the interest on the Series C2002-1 Debt Obligations of each Class;

               (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

               (iv) the aggregate Outstanding Amount for each Class of Series C2002-1 Debt Obligations and the Note Pool Factor for each Class of Series C2002-1 Debt Obligations as of such Monthly Payment Date, in each case, after giving effect to all payments made on each such Class on such Monthly Payment Date; (v) the amount of Noteholders' Principal Carryover Amount for each Class of Series C2002-1 Debt Obligations for the Monthly Payment Date and the changes therein, if any, from the preceding payment date, and the amount of the Noteholders' Interest Carryover Amount for that Monthly Payment Date and the allocation thereof between the Classes of Series C2002-1 Debt Obligations and the changes therein, if any, from the preceding payment date;

               (vi) the amount of the Servicing Fee paid to the Servicer with respect to the preceding Collection Period;

               (vii) the amount of the Administration and Trustee Fees paid to the Administrator, the Trustee and the Indenture Trustee in respect of the preceding Collection Period;

               (viii) the amount, if any, distributed to the Series C2002-1
                      Debtholders of each Class and to the other Related Specified Creditors from amounts on deposit in the Reserve Account;

               (ix) the balance of the Reserve Account and the Accumulation Account on such Monthly Payment Date (after giving effect to all changes therein on such Monthly Payment Date);

               (x) the amount of the aggregate Realized Losses, if any, for the related Collection Period;

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                                       37

               (xi) the aggregate Purchase Amounts for Receivables, if any that were repurchased, purchased or sold in respect of such Collection Period;

               (xii) the aggregate Purchase Amounts for Sold Receivables, if any, that were sold by the Issuer in such Collection Period;

               (xiii) the BA 1 Month Rate, BA 3 Month Rate and the Interest
                      Rates for such Monthly Payment Date and each Class of outstanding Series C2002-1 Debt Obligations; and

               (xiv) the aggregate Additional Class VPN Loan Amounts, if any, for such Monthly Payment Date and all other amounts payable to the Related Specified Creditors other than the Series C2002-1 Debtholders on such Monthly Payment Date.

               Each amount set forth pursuant to paragraph (i), (ii), (iii),
               (iv) and (v) above shall be expressed as a dollar amount per $10,000 of the original principal balance of the Series C2002-1 Debt Obligations.

         (b) The Seller will cause AmeriCredit Corp. to post the information contained in the monthly statement referred to in paragraph (a) above at its world wide web site located at www.americredit.com.

5.11     NET DEPOSITS

As an administrative convenience, unless the Servicer is required to remit collections daily, the Servicer will be permitted to make the deposit of Collections net of distributions or payments to be made to the Servicer (in its capacity as Seller or Servicer) with respect to the Collection Period. The Servicer, however, will account to the Issuer, the Indenture Trustee, Series C2002-1 Debtholders and other Related Specified Creditors as if all deposits, distributions and transfers were made individually.

                                    ARTICLE 6
                                   THE SELLER

6.1      REPRESENTATIONS OF SELLER

The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date with respect to the Initial Receivables and as of the related Subsequent Transfer Date with respect to the Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

         (a) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own Purchased Assets.

         (b) Due Qualification. The Seller is duly qualified to do business as a foreign or extra-provincial corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

         (d) Valid Sale; Binding Obligation. This Agreement effects a valid sale, assignment and transfer of the Purchased Assets, enforceable against the Seller and this Agreement and the other Basic Documents and, when duly executed and delivered by the Seller, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfilment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or provincial regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Seller's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Series C2002-1 Debt Obligations, (ii) seeking to prevent the issuance of the Series C2002-1 Debt Obligations or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, or (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Document, or the Series C2002-1 Debt Obligations.

         (g) Chief Executive Office. The chief executive office of the Seller is located in the Province of Ontario.

         (h) No Consents. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Seller.

         (i) Not Bulk Sale. The transfer, assignment and conveyance of the Receivables by the Seller to the Issuer does not constitute a bulk sale under applicable bulk sales legislation or any similar statutory provisions in effect in any applicable jurisdiction.

         (j) Solvency. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Purchased Assets to the Issuer. The Seller is not selling the Purchased Assets to the Issuer with any intent to hinder, delay or defraud any of the creditors of the Seller.

6.2      LIABILITY OF SELLER; INDEMNITIES

         (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Trustee, the Indenture Trustee, the Backup Servicer, any Successor Servicer and the Related Specified Creditors and each of their respective officers, directors, employees and agents, from and against (i) any taxes that may at any time be asserted against any such Person with respect to the sale and conveyance of the Purchased Assets to the Issuer or the transactions contemplated in this Agreement and the Basic Documents, and (ii) any goods and services taxes, sales taxes or other transfer taxes arising out of (x) the sale and conveyance of the Purchased Assets to the Issuer or (y) the issuance and original sale of the Series C2002-1 Debt Obligations, or (z) the servicing of the Purchased Assets by AmeriCredit Canada, as Servicer, in accordance with and on the terms of the Agreement including in each case, any sales, goods and services, gross receipts, general corporation, tangible personal property, privilege, capital or license taxes and costs and expenses in defending against the same but excluding, in the case of (i) and (ii): (x) any federal or provincial income taxes arising out of fees paid to the Trustee, Indenture Trustee, the Backup Servicer or any Successor Servicer, (y) any taxes to which the Trustee, the Indenture Trustee, the Backup Servicer or a Successor Servicer may otherwise be subject to, without regard to the transactions contemplated hereby, and (z) any taxes asserted with respect to federal, provincial or other income or capital taxes arising out of the creation, sale, ownership or disposition of the Purchased Assets or the Related Obligations or payments thereon.

         (c) The Seller shall indemnify, defend and hold harmless the Issuer, the Indenture Trustee, the Backup Servicer and any Successor Servicer (and their respective officers, directors, employees and agents), from and against any loss, liability or expense incurred by reason of (i) the Seller's wilful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, (ii) the Seller's reckless disregard of its obligations and duties under this Agreement, or
               (iii) the Seller's failure to duly observe or perform in any material respect its covenants and agreements set forth in this Agreement.

         (d) Indemnification under this Section 6.2 shall survive the resignation or removal of the Trustee or the Indenture Trustee or the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

6.3      MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER

Any Person (a) into which the Seller may be amalgamated, merged or consolidated,
(b) that may result from any amalgamation, merger or consolidation to which the Seller shall be a party, (c) that may succeed to the properties and assets of the Seller substantially as a whole, or (d) that is (i) an Affiliate of the Seller, (ii) a successor to the retail finance business and related properties and assets of AmeriCredit Canada, and (iii) is engaged in the business of owning, administering and servicing the Receivables or Contracts and receivables similar to the Receivables and which Person (in any of the foregoing cases) executes an agreement of assumption to perform every obligation of the Seller under this Agreement (or is deemed by law to have assumed such obligations), shall be the successor to the Seller hereunder without the execution or filing of any further document or any further act by any of the parties to this Agreement; provided, however, that (1) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (2) the Seller shall have delivered to the Issuer, the Backup Servicer and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (3) the Rating Agency Condition shall have been satisfied with respect to such transaction and (4) the Seller shall have delivered to the Issuer, the Backup Servicer and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (1), (2), (3) and (4) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b), (c) or (d) above.

6.4      LIMITATION ON LIABILITY OF SELLER AND OTHERS

The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person acting on behalf of the Issuer or the Indenture Trustee respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

6.5      SELLER MAY OWN SERIES C2002-1 DEBT OBLIGATIONS

The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Series C2002-1 Debt Obligations with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE 7
                                  THE SERVICER

7.1      REPRESENTATIONS OF SERVICER

AmeriCredit Canada makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of the Agreement and as of the Closing Date with respect to the Initial Receivables and as of the Subsequent Transfer Date with respect to the Subsequent Receivables and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

         (b) Due Qualification. The Servicer is duly qualified to do business as a foreign or extra-provincial corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfilment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or provincial regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (f) No Consents. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Servicer.

         (g) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, any of the other Basic Documents, or the Series C2002-1 Debt Obligations, (ii) seeking to prevent the issuance of the Series C2002-1 Debt Obligations or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, or (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Series C2002-1 Debt Obligations.

7.2      LIABILITY OF SERVICER; INDEMNITIES

         (a) The Servicer (in its capacity as such) shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

         (b) The Servicer shall defend, indemnify and hold harmless the Issuer, the Indenture Trustee, the Backup Servicer, the Series C2002-1 Debtholders, the other Related Specified Creditors and the Seller and any of their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from:

               (i) the use, ownership or operation by the Servicer or any Affiliate thereof of any of the Financed Vehicles;

               (ii) the negligence, wilful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement;

               (iii) the reckless disregard of its obligations and duties under this Agreement; or

               (iv) the Servicer's failure to duly observe or perform in any material respect its covenants and agreements set forth in this Agreement.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Backup Servicer and the Indenture Trustee (and their respective officers, directors, employees and agents) from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Issuer, in the Declaration of Trust contained, and, in the case of the Indenture Trustee, in the Indenture contained, except to the extent that such cost, expense, loss, claim, damage or liability:

               (i) shall be due to the wilful misfeasance, bad faith or gross negligence (except for errors in judgement) of the Issuer, the Backup Servicer or Indenture Trustee, as applicable; or

               (ii) is a debt, liability or obligation of the Issuer to a Specified Creditor in respect of a Series C2002-1 Note Obligation or otherwise (other than pursuant to Sections 7.2(d), (e), or (f)).

         (d) The Servicer shall pay any and all taxes levied or assessed upon all or part of the Related Collateral.

         (e) The Servicer shall pay the Indenture Trustee and the Issuer from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture or the Issuer under the Declaration of Trust (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

         (f) The Servicer shall, except as otherwise expressly provided in the Indenture or Declaration of Trust, reimburse the Indenture Trustee and the Issuer upon its request for all reasonable expenses, disbursements and advances incurred or made in accordance with the Indenture or Declaration of Trust respectively (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to the Indenture Trustee's or Issuer's negligence, bad faith or wilful misfeasance.

         (g) For purposes of this Section, in the event of the termination of the rights and obligations of Servicer pursuant to Section 8.1 or a resignation by such Servicer pursuant to this Agreement, the Servicer shall be deemed to be the Servicer pending appointment of a Successor Servicer pursuant to Section 8.2.

         (h) Indemnification under this Section shall survive the resignation or removal of the Issuer, the Backup Servicer or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

7.3 AMALGAMATION MERGER OR CONSOLIDATION, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER OR BACKUP SERVICER

         (a) Any Person (i) into which the Servicer may be amalgamated, merged or consolidated; (ii) that may result from any amalgamation, merger or consolidation to which the Servicer shall be a party;
               (iii) that may succeed to the properties and assets of the Servicer substantially as a whole; and (iv) that is (a) an Affiliate of the Seller, (b) a successor to the retail finance business and related properties and assets of AmeriCredit Canada, and (c) is engaged in the business of owning, administering and servicing the Receivables or Contracts and receivables similar to the Receivables and which Person (in any of the foregoing circumstances) executes an agreement of assumption to perform every obligation of the Servicer hereunder (or is deemed by law to have assumed such obligations), shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (1) immediately after giving effect to such transaction, no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (2) the Servicer shall have delivered to the Issuer, the Backup Servicer and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (3) the Rating Agency Condition shall have been satisfied with respect to such transaction; and (4) the Servicer shall have delivered to the Issuer and Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements, financing change statements, continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer or Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (1), (2), (3) and (4) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii), (iii) or (iv) above.

         (b) Any corporation (i) into which the Backup Servicer may be merged or consolidated; (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party; (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer; or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

7.4      LIMITATION ON LIABILITY OF SERVICER, THE BACKUP SERVICER AND OTHERS

         (a) Neither the Servicer, the Backup Servicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Indenture Trustee, the Series C2002-1 Debtholders or the other Related Specified Creditors, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgement; provided, however, that this provision shall not protect the Servicer, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer, the Backup Servicer and any director or officer or employee or agent of the Servicer or Backup Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person acting on behalf of the Issuer or the Indenture Trustee respecting any matters arising hereunder.

         (b) Except as provided in this Agreement, the Servicer and the Backup Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer or the Backup Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the other Basic Documents and the rights and duties of the parties to this Agreement, the other Basic Documents and the interests of the Series C2002-1 Debtholders and other Related Specified Creditors under this Agreement and the Indenture.

         (c) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Indenture Trustee, the Issuer, the Seller and the Series C2002-1 Debtholders shall look only to the Servicer to perform such obligations. The Backup Servicer and the Indenture Trustee shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.

7.5      DELEGATION OF DUTIES

AmeriCredit Canada, as Servicer, may at any time appoint a sub-servicer (a "Sub-Servicer") to perform all or any portion of its obligations as Servicer. AmeriCredit Canada may appoint as a Sub-Servicer and delegate any of its duties as Servicer to a direct or indirect wholly-owned subsidiary of AmeriCredit Corp. and the Rating Agencies need not approve any such delegation. The appointment of any Sub-Servicer, other than an affiliate of AmeriCredit Corp., is subject to the condition that the Rating Agencies confirm in writing that the appointment of any Sub-Servicer will not result in the reduction or withdrawal of the ratings of the Offered Notes. The Servicer may also at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles,
(ii) tracking Financed Vehicles' insurance, and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case without the approval of the Rating Agencies. The Servicer shall remain obligated and be liable to the Issuer, the Indenture Trustee, the Backup Servicer and the Series C2002-1 Debtholders for the servicing and administering of the Receivables in accordance with the Agreement without diminution of those obligations and liabilities by virtue of the appointment of any Sub-Servicer or the delegation of the specified duties and to the same extent and under the same terms and conditions as if the Servicer itself were servicing and administering the Receivables. The fees and expenses of each Sub-Servicer will be as agreed between the Servicer and its Sub-Servicer, if any, from time to time and none of the Issuer, the Trustee, the Indenture Trustee or the Series C2002-1 Debtholders will have any responsibility therefor.

7.6      SERVICER AND BACKUP SERVICER NOT TO RESIGN

Subject to the provisions of Section 7.3, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it as Servicer or Backup Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination shall be communicated to the Issuer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Backup Servicer or a Successor

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                                       47

Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.2. No resignation of the Backup Servicer shall become effective until a Person that satisfies the Rating Agency Condition shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal.

7.7      REPAYMENT OF ADVANCES.

If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the extent of available funds, reimbursement for Liquidity Advances and Maturity Advances pursuant to Section 2.9 in the manner specified in Section 2.9 with respect to all Liquidity Advances and Maturity Advances made by such predecessor Servicer.

                                    ARTICLE 8
                                     DEFAULT

8.1      SERVICER TERMINATION EVENT

If any one of the following events (a "Servicer Termination Event") shall occur:

         (a) any failure by the Servicer to deliver to the Issuer or the Indenture Trustee for distribution to the Series C2002-1 Debtholders any proceeds or payment required to be so delivered that continues unremedied for a period of three Business Days (one Business Day with respect to payment of Purchase Amounts) after the earlier of written notice of such failure is received by the Servicer from the Issuer or the Indenture Trustee or after discovery of such failure by a Responsible Officer of the Servicer;

         (b) failure by the Servicer to deliver to the Indenture Trustee the Servicer's Certificate by 12:00 p.m. (Toronto time) on any Determination Date;

         (c) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Issuer or the Series C2002-1 Debtholders and the other Related Specified Creditors (determined without regard to the availability of funds from any credit enhancement in the form of the over-collateralization represented by the Class D Notes or in the form of the Reserve Account) and (ii) continues unremedied for a period of 30 days after the earlier of knowledge thereof by the Servicer or the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Issuer or the Indenture Trustee or (B) to the Servicer and to the Issuer by the holders of not less than 25% of the Outstanding Amount of the Series C2002-1 Debt Obligations;

         (d)   an Insolvency Event occurs with respect to the Servicer;

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                                       48

         (e) any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Issuer or the Series C2002-1 Debtholders and the other Related Specified Creditors (determined without regard to the availability of funds from any credit enhancement in the form of the over-collateralization represented by the Class D Notes or in the form of the Reserve Account) and, within 30 days after the earlier of knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Indenture Trustee or by the holders of the at least 25% of the outstanding principal amount of the Series C2002-1 Debt Obligations and the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cure; or

         (f) if AmeriCredit Canada or an Affiliate is the Servicer, such Servicer shall cease to be a direct or indirect wholly owned subsidiary of AmeriCredit Corp.,

then, and in each and every case, so long as the Servicer Termination Event shall not have been remedied, either the Indenture Trustee or the holders of not less than 66-2/3% of the Outstanding Amount of the Series C2002-1 Debt Obligations, by notice then given in writing to the Servicer (and to the Indenture Trustee and Issuer if given by the Series C2002-1 Debtholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Series C2002-1 Debt Obligations or the Receivables or otherwise, shall, without further action, pass to and be vested in the Backup Servicer or such Successor Servicer as may be appointed under Section 8.2; and, without limitation, the Backup Servicer or the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall co-operate with the Backup Servicer or the Successor Servicer, the Indenture Trustee and the Issuer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Backup Servicer or the Successor Servicer for administration by it of (i) all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable and
(ii) all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the Successor Servicer to service the Receivables. All reasonable costs and expenses (including fees and disbursements of counsel) incurred in connection with transferring the Receivable Files, Monthly Records and Collection Records to the Backup Servicer or the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer. Upon receipt of notice of the occurrence of a Servicer Termination Event, the Issuer shall give notice thereof to the Rating Agencies.

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                                       49

8.2      APPOINTMENT OF SUCCESSOR

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.1(a) or upon the resignation of the Servicer pursuant to Section 7.6, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Indenture Trustee and such successor Servicer (the "Successor Servicer") shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a Successor Servicer is acting as Servicer hereunder, it shall be subject to termination under
               Section 8.1(a) upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

         (b) If the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Indenture Trustee or the holders of not less than a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations may petition a court of competent jurisdiction to appoint any Eligible Servicer as Successor Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as Successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 7.6, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as Successor Servicer upon the termination of the Servicer pursuant to Section 8.1(a) , or upon the resignation of the Servicer pursuant to Section 7.6. If upon the termination of the Servicer pursuant to Section 8.1(a) or the resignation of the Servicer pursuant to Section 7.6, the Indenture Trustee appoints a Successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

         (c) Any Successor Servicer shall be entitled to the Servicing Fee and such other compensation as described in Section 4.8 hereof. If any Successor Servicer is appointed as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Indenture Trustee or the holders of not less than a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations and such Successor Servicer may agree on reasonable additional compensation to be paid to such Successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds; provided, however, it being understood and agreed that the Indenture Trustee shall give prior notice to the Backup Servicer with respect to the appointment of such Successor Servicer and the payment of additional compensation, if any. If any Successor Servicer is appointed for any reason other than the Backup Servicer's refusal to act as Servicer although legally able to do so, the Backup Servicer shall not be liable for any Servicing Fee, additional

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                                       50

               compensation or other amounts to be paid to such Successor Servicer in connection with its assumption and performance of the servicing duties described herein.

8.3      NOTIFICATION TO SERIES C2002-1 DEBTHOLDERS

Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article 8, the Issuer shall give prompt written notice thereof to Series C2002-1 Debtholders, the other Related Specified Creditors and the Rating Agencies.

8.4      WAIVER OF PAST DEFAULTS

The Indenture Trustee or the holders of not less than a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations may, on behalf of all Series C2002-1 Debtholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, if such waiver so provides, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                    ARTICLE 9
                                   TERMINATION

9.1      OPTIONAL PURCHASE OF ALL RECEIVABLES

         (a) On any Monthly Payment Date for which the Pool Balance, as of the last day of the Collection Period ended immediately prior to such Monthly Payment Date, is 10% or less of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase all of the Related Collateral, other than the Series Accounts, as of the first day of the Collection Period immediately preceding such Monthly Payment Date, for a purchase price (the "Optional Purchase Price") equal to the aggregate Purchase Amount for the Receivables plus the appraised value of any such other Related Collateral, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Issuer and the Indenture Trustee; provided, however, that the Servicer or the Seller shall not be entitled to exercise such option unless, upon the exercise thereof as hereinafter provided, the Issuer shall have available funds sufficient to pay the Redemption Price of the Redeemable Debt Obligations to be redeemed on the Redemption Date therefor and to pay all accrued and unpaid Additional Class VPN Loan Amounts due and payable and all amounts under the Swap Agreements on such Redemption Date. To exercise such option, the Servicer or the Seller shall (i) give the Issuer and the Indenture Trustee notice of the exercise of such option not less than 10 days prior to the Monthly Payment Date on which such option is to be exercised and (ii) deposit in the Collection Account pursuant to Section 5.5 on such Monthly Payment Date an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables) plus the appraised value of any such other Related Collateral and shall succeed to all interests in, to and under the Related Collateral, other than the Series Accounts.

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                                       51

9.2      EVENT OF DEFAULT SALE.

Upon any sale or other disposition of the Related Collateral pursuant to Section
8.2 of the Indenture (an "Event of Default Sale"), the Servicer shall instruct the Indenture Trustee to deposit the proceeds of such disposition (the "Event of Default Proceeds") into the Collection Account.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1     AMENDMENT

The Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller, the Servicer, the Backup Servicer and the Issuer, with the written consent of the Indenture Trustee, but without the consent of any of the Series C2002-1 Debtholders or other Related Specified Creditors, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Series C2002-1 Debtholders or other Related Specified Creditors; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuer and the Indenture Trustee, adversely affect in any material respect the interests of any Series C2002-1 Debtholders or other Related Specified Creditor.

This Agreement may also be amended from time to time by the Seller, the Servicer, the Backup Servicer and the Issuer, with the written consent of the Indenture Trustee, but without the consent of any of the Series C2002-1 Debtholders or other Related Specified Creditors, to: (x) replace the Reserve Account with another form of credit enhancement as long as the Rating Agency Condition is satisfied with respect thereto and the Class VPN Lenders consent thereto, such consent not to be unreasonably withheld or (y) add credit enhancement for the benefit of any Class of Series C2002-1 Debt Obligations.

This Agreement may also be amended from time to time by the Seller, the Servicer, the Backup Servicer and the Issuer, with the written consent of (a) the Indenture Trustee, and (b) Series C2002-1 Debtholders or other Related Specified Creditors holding Series C2002-1 Debt Obligations evidencing not less than a majority of the Outstanding Amount for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Series C2002-1 Debtholders or other Related Specified Creditors; provided, however, that no such amendment shall: (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Series C2002-1 Debtholders or other Related Specified Creditors or (b) reduce the aforesaid percentage of the Series C2002-1 Debt Obligations that are required to consent to any such amendment, in the case of (a) or (b), without the consent of the holders of all the outstanding Series C2002-1 Debt Obligations or (c) adversely affect the interests of any other Related Specified Creditor without the consent of that affected Related Specified Creditor.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), the Issuer shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

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                                       52

It shall not be necessary for the consent of the Series C2002-1 Debtholders or other Related Specified Creditors pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon: (i) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery by the Issuer and the Indenture Trustee have been satisfied and (ii) the Opinion of Counsel referred to in Section 10.2(i)(i). The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Issuer's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

10.2     PROTECTION OF TITLE TO RECEIVABLES AND THE RELATED COLLATERAL.

         (a) Subject to the last sentence of this Section 10.2(a), the Seller and the Servicer shall execute and file such financing statements, Forms RG, assignments and other documents and cause to be executed, delivered and filed such financing statements, financing change statements, Forms UCC-1 or other statements, assignments and other documents (collectively, "Financing Statements") all at such times, in such manner and in such places as may be required by any applicable PPSA to fully preserve, maintain, and protect the right, title and interest of the Issuer and the interests of the Indenture Trustee in the Receivables, the other property sold hereunder, the Related Collateral and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Issuer and Indenture Trustee duplicate registered copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Issuer and the Indenture Trustee shall co-operate fully with the Seller and the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfil the intent of this paragraph.

         (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any Financing Statement filed by the Seller or the Servicer in accordance with paragraph (a) above misleading or ineffective within the meaning of any PPSA, unless it shall have given the Issuer and Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate Financing Statements amending or validating previously filed Financing Statements.

         (c) Each of the Seller and the Servicer shall give the Issuer and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the PPSA would require the filing of any amendment of any previously filed Financing Statement or of any new Financing Statement and shall promptly file any such amendment or Financing Statement.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit: (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable may be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full, repurchased by the Seller or purchased by the Servicer pursuant to the terms of this Agreement.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Seller shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favour of the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the PPSA of any jurisdiction any financing statement which names the Seller as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and interests of the Issuer or the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors.

         (h) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable provided, however that nothing in this Section 10.2 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

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                                       54

         (i) Upon request, the Servicer shall furnish to the Issuer or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Related Collateral, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

         (j)   The Servicer shall deliver to the Issuer and the Indenture
               Trustee:

               (i) promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel either: (A) stating that, in the opinion of such counsel, all Financing Statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables (except as otherwise contemplated by the last sentence of Section 10.2(a)), and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

               (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cut-Off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either: (A) stating that, in the opinion of such counsel, all Financing Statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables (except as otherwise contemplated by the last sentence of Section 10.2(a)), and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

               Each Opinion of Counsel referred to in clause (i)(i) or (i)(ii) shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

10.3     NOTICES

All demands, notices, directions, instructions and communications upon or to the Seller, the Servicer, the Issuer, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or sent by facsimile or other similar electronic communication and shall be deemed to have been duly given upon receipt, or in the case of any facsimile or other similar electronic communication, upon receipt of confirmation of successful transmission (a) in the case of the Seller, to AmeriCredit Financial Services of Canada Ltd., 801 Cherry Street, Suite 3900, Fort Worth, Texas, 76102, Attention of Executive Vice-President and Treasurer, (b) in the case of the Servicer, to AmeriCredit Financial Services of Canada Ltd., 801 Cherry Street, Suite 3900, Fort Worth, Texas, 76102; Attention of Executive Vice-President and Treasurer (c) in the case of the Issuer at the Corporate Trust Office of the Trustee, (d) in the case of the Indenture Trustee, at the

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                                       55

Corporate Trust Office of the Indenture Trustee, (e) in the case of the Backup Servicer, to Bank One, NA, 1111 Polaris Parkway, Ste IK, Columbus, OH 43240, Attention of Global Trust Corporate Servicers (f) in the case of DBRS, to Dominion Bond Rating Service Limited, Suite 1304, Sun Life Centre, West Tower, 200 King Street West, Toronto, Ontario, M5H 3T4, Attention of President (facsimile (416) 593-8432); (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York, 10041 Attention: Asset Backed Surveillance Department, and (h) in the case of Moody's, to Moody's Investor Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York, 10007 or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the applicable Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. Any notice required or permitted to be mailed to any other Related Specified Creditor shall be given in any manner permitted by the related Basic Document.

10.4     ASSIGNMENT

Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

10.5     LIMITATIONS ON RIGHTS OF OTHERS

The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Indenture Trustee, the Backup Servicer, the Series C2002-1 Debtholders and the other Related Specified Creditors, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Related Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

10.6     SEVERABILITY

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.7     SEPARATE COUNTERPARTS

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

10.8     HEADINGS

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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                                       56

10.9     GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the Province of Ontario, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws and each of the parties hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

10.10    ASSIGNMENT TO INDENTURE TRUSTEE

The Seller and the Servicer hereby acknowledge and consent to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Series C2002-1 Debtholders and the other Related Specified Creditors of all right, title and interest of the Issuer in, to and under the Receivables and this Agreement (including the benefit of all covenants, agreements and indemnities of the Seller or Servicer made or contained herein) and/or the assignment of any or all of the Issuer's rights and obligations under this Agreement (including the benefit of all covenants, agreements and indemnities of the Seller or Servicer made or contained herein) to the Indenture Trustee, and agrees that the Indenture Trustee may enforce any right or remedy of the Issuer hereunder for the benefit of the Related Specified Creditors and enforcement of a right or remedy hereunder by the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or executed by the Issuer.

10.11    NON-PETITION COVENANTS

Notwithstanding any prior termination of this Agreement, the Servicer, the Backup Servicer and the Seller shall not, prior to the date that is one year and one day after the termination of the Issuer, with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining an application, case or proceeding by or against the Issuer under any applicable bankruptcy, insolvency or similar law or for the appointment of a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The foregoing shall not limit the right of the Servicer, the Backup Servicer and the Seller to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against the Issuer by any Person other than the Servicer, the Backup Servicer or the Seller.

10.12    LIMITATION OF LIABILITY OF ISSUER AND INDENTURE TRUSTEE

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by CIBC Mellon Trust Company, not in its individual capacity but solely in its capacity as Issuer, and in no event shall CIBC Mellon Trust Company, in its individual capacity or, except as expressly provided in the Declaration of Trust, any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Related Collateral; provided, however, that nothing contained in this
               Section 10.12(a) shall relieve the Trustee from any liability for its own negligence or wilful misconduct or the negligence or wilful misconduct of its officers, representatives, employees or agents.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by BNY Trust Company of Canada, not in its individual capacity but solely as Indenture Trustee, and in no event shall BNY Trust Company of Canada have any liability for the representations, warranties, covenants, agreements or other obligations of the Indenture Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Related Collateral.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD., as Seller and Servicer

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       CIBC MELLON TRUST COMPANY in its
                                       capacity as trustee of AMERICREDIT
                                       CANADA AUTOMOBILE RECEIVABLES TRUST,
                                       as Issuer, by its Administrator
                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       BANK ONE, NA

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


Acknowledged and accepted as of the 15th day of November, 2002.

                                       BNY TRUST COMPANY OF CANADA, as
                                       Indenture Trustee

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT "A"

                        FORM OF ASSIGNMENT OF RECEIVABLES

                                   ASSIGNMENT

THIS ASSIGNMENT is made as of November ., 2002 by AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a Canadian corporation (the "SELLER"), as Seller and Servicer, (the "Seller") in favour of CIBC MELLON TRUST COMPANY, in its capacity as trustee of AmeriCredit Canada Automobile Receivables Trust (in such capacity, the "ISSUER") pursuant to, in accordance with and subject to the Sale and Servicing Agreement dated as of November 15, 2002 between the Seller, the Issuer and Bank One, NA (as amended, restated, supplemented or otherwise modified, the "SALE AND SERVICING AGREEMENT").

WHEREAS the Seller wishes to transfer certain specific, identified existing and future receivables and certain related assets to the Issuer and the Issuer is willing to accept such transfer;

AND WHEREAS capitalized terms used in this Assignment shall have the respective meanings specified in Section 5;

NOW THEREFORE THIS ASSIGNMENT WITNESSES that, in consideration of the sum of $2.00 in the lawful currency of Canada now paid by the Issuer to the Seller and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Seller):

1. The Seller hereby:

         (a) sells, assigns, transfers, sets over and otherwise conveys unto the Issuer, without recourse, all of its right, title and interest in and to:

               (i) the Initial Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder including all moneys paid thereunder after the Initial Cut-Off Date;

               (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in the Financed Vehicles;

               (iii) any proceeds with respect to the Initial Receivables from claims on insurance policies covering Financed Vehicles or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to the Initial Receivables;

               (v) any rights under Service Contracts relating to the Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii)  the proceeds of any and all of the foregoing; and

         (b) sells, transfers, assign, sets over and otherwise conveys to the Issuer, without recourse, all of its right, title and interest in and to:

               (i) the Subsequent Receivables listed on the supplement and amendment to the Schedule of Receivables delivered by the Seller to the Issuer on the related Subsequent Transfer Date including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder including all moneys paid thereunder after the related Cut-Off Date;

               (ii) the security interests in the Financed Vehicle granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicle;

               (iii) any proceeds with respect to such Subsequent Receivables from claims on insurance policies covering Financed Vehicle or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to such Subsequent Receivables;

               (v) any rights under Service Contracts relating to the Financed Vehicles

               (vi)   the related Receivables Files; and

               (vii)  the proceeds of any and all of the foregoing.

2. The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, the Receivables Files, any insurance policies or any agreement or instrument relating to any of them.

3. This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and is to be governed in all respects by the Sale and Servicing Agreement.

4. In addition, the Seller hereby represents and warrants with respect to the Initial Receivables as of the Closing Date and with respect to the Subsequent Receivables as of the applicable Subsequent Transfer Date that:

         (a) notwithstanding anything to the contrary contained herein, (i) all of such Receivables are Retail Instalment Contracts, and (ii) all of the Financed Vehicles securing such Receivables are automobiles, light-duty trucks, vans or mini-vans;

         (b) the Receivables owing by each Obligor on each such date constitute all of the Eligible Receivables owing by such Obligor to the Seller as of the applicable Cut-Off Date and owned by Seller on the Closing Date or applicable Subsequent Transfer Date.

5. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement and the following terms shall have the following meanings:

"AmeriCredit Canada" means AmeriCredit Financial Services of Canada Ltd., and its successors and assigns.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in Toronto, Ontario and Fort Worth, Texas are authorized or obligated by law, regulation or executive order to remain closed.

"Closing Date" means November 22, 2002, or such other date as the Seller, the Issuer and the Underwriter shall agree.

"Contract" means a motor vehicle retail instalment sales contract.

"Cut-Off Date" means with respect to the Initial Receivables, the Initial Cut-Off Date, and with respect to Subsequent Receivables, the Subsequent Cut-Off Date determined by the Seller with respect to such Subsequent Receivables.

"Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to the Seller under a Dealer Agreement or a Dealer Assignment.

"Dealer Agreement" means the agreement between the applicable Dealer and the Seller which governs the terms of sales of Receivables from that Dealer to the Seller.

"Dealer Assignment" means, with respect to a Receivable, the executed assignment conveying such Receivable to the Seller.

"Eligible Receivable" means a Contract, as of the related Cut-Off Date:

         (a) which had an initial principal balance of not more than $100,000 and not less than $250;

         (b) which had an annual percentage rate of at least 7% and no more than 33%;

         (c)   which was not more than 60 days overdue;

         (d) which has a remaining term to maturity of not more than 72 months;

         (e)   which had an original term of not more than 72 months;

         (f) which was not in a repossessed status and the related Obligor was not the subject of any voluntary or involuntary bankruptcy proceeding;

         (g)   which is denominated and payable in Canadian dollars; and

         (h) which is due from an Obligor that has a billing address located in Canada.

"Financed Vehicles" means property, including an automobile, light-duty truck, van or mini-van, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

"Initial Cut-Off Date" means November 15, 2002.

"Initial Receivables" means any and all Contracts listed on the Schedule of Receivables (which Schedule may be in the form of microfiche) on the Closing Date.

"Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle and any other Person who owes payments under the Receivable.

"PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec) and (b) the Civil Code of Quebec, as amended, supplemented or replaced from time to time, as in effect in Quebec.

"Receivables" means the Contracts listed on the Schedule of Receivables (which Schedule may be in the form of a microfiche).

"Receivables Files" means the documents specified in Section 3.3 of the Sale and Servicing Agreement.

"Retail Instalment Contract" means a fixed rate retail instalment sale contract secured by a Financed Vehicle.

"Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of November 15, 2002, among the Issuer, the Seller, the Servicer and Bank One, NA, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Schedule of Receivables" means the listing of the Receivables delivered by the Seller to the Issuer on the Closing Date pursuant to the Sale and Servicing Agreement and this Assignment with respect to the Initial Receivables to be transferred, assigned, set over and conveyed by the Seller to the Issuer on the Closing Date attached as Schedule A to the Assignment, as supplemented and amended as of each Subsequent Transfer Date by each Subsequent Transfer Amendment to reflect the sale to the Issuer of Subsequent Receivables.

"Seller" means AmeriCredit Canada, as the seller of the Receivables, and each successor to AmeriCredit Canada (in the same capacity) pursuant to the Sale and Servicing Agreement.

"Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

"Servicer" means AmeriCredit Canada, as the Servicer of the Receivables, and each successor to AmeriCredit Canada (in the same capacity) pursuant to the Sale and Servicing Agreement.

"Subsequent Cut-Off Date" means, with respect to any Subsequent Receivables, the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date.

"Subsequent Receivables" means any and all Receivables transferred to the Issuer pursuant to Section 1(b) and listed on a supplement and amendment to the Schedule of Receivables delivered by the Seller to the Issuer on such Subsequent Transfer Date pursuant to a written agreement between the Seller and the Issuer with respect to the Subsequent Receivables to be transferred, assigned, set over and conveyed by the Seller to the Issuer on such Subsequent Transfer Date.

"Subsequent Transfer Amendment" means a supplement and amendment to the Schedule of Receivables executed and delivered by the Seller to the Issuer on a Subsequent Transfer Date.

"Subsequent Transfer Date" means each Business Day during the period from and including the Closing Date to and including the January 6, 2003 on which Subsequent Receivables are to be transferred to the Issuer and a Subsequent Transfer Amendment to the Schedule of Receivables is executed and delivered by the Seller to the Issuer with respect to the Subsequent Receivables to be transferred, assigned, set over and conveyed by the Seller to the Issuer on such date.

"Underwriter" means Merrill Lynch Canada Inc.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of November [o], 2002.

                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT A-1

                         SUBSEQUENT TRANSFER AMENDMENT #__

This Subsequent Transfer #__ and the listing of Receivables attached hereto is a supplement and amendment to the Schedule of Receivables executed and delivered by the undersigned, as Seller, to CIBC MELLON TRUST COMPANY, in its capacity as trustee of AmeriCredit Canada Automobile Receivables Trust (in such capacity, the "ISSUER") on the Closing Date pursuant to, in accordance with and subject to the Sale and Servicing Agreement dated as of November 15, 2002 (as amended, restated, supplemented or otherwise modified, the "SALE AND SERVICING AGREEMENT") between the undersigned, as Seller and Servicer, and the Issuer, as purchaser, and Bank One, NA and the Assignment dated November [.] , 2002 between the Seller and the Issuer (the "Assignment").

         1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

               "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, _______________, 2002.

               "Subsequent Transfer Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, _____________, 2002.

         2. Schedule of Receivables. Annexed hereto is a supplement to the Sale and Servicing Agreement and the Assignment listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to the Sale and Servicing Agreement and the Assignment on the Subsequent Transfer Date.

         3. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Issuer as of the Subsequent Transfer Date that:

         (a) Schedule of Representations. The representations and warranties of the Seller set forth in the Sale and Servicing Agreement (including those made in the Schedule of Representations attached as Schedule A thereto with respect to the Subsequent Receivables) are true and correct.

         (b) Principal Balance. The Aggregate Principal Balance of the Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Issuer pursuant to this Subsequent Transfer Amendment # , the Sale and Servicing Agreement and the Assignment as of the Subsequent Cutoff Date is $____________.

         (c) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.5(b) to the Sale and Servicing Agreement has been satisfied.

         4. Ratification of Agreement. As supplemented by this Subsequent Transfer Amendment #__, each of the Sale and Servicing Agreement and the Assignment is in all respects ratified and confirmed and the Sale and Servicing Agreement and the Assignment, as so supplemented by this Subsequent Transfer Amendment #__, shall be read, taken and construed as one and the same instrument.

All terms used herein shall have the respective meanings ascribed thereto in the Sale and Servicing Agreement.

Dated this [.] day of [.]   , 200[.].

         IN WITNESS WHEREOF, the undersigned has executed this Schedule of Receivables as of [.], 200[.].

                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT "A-2"

                    FORM OF QUEBEC ASSIGNMENT OF RECEIVABLES

                                QUEBEC ASSIGNMENT

THIS QUEBEC ASSIGNMENT is made as of November 22, 2002 by AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a Canadian corporation (the "SELLER"), as Seller and Servicer, (the "Seller") in favour of CIBC MELLON TRUST COMPANY, in its capacity as trustee of AmeriCredit Canada Automobile Receivables Trust (in such capacity, the "ISSUER") pursuant to, in accordance with and subject to the Sale and Servicing Agreement dated as of November 15, 2002 between the Seller, the Issuer and Bank One, NA (as amended, restated, supplemented or otherwise modified, the "SALE AND SERVICING AGREEMENT").

WHEREAS the Seller wishes to transfer certain existing and future receivables and certain related assets to the Issuer and the Issuer is willing to accept such transfer;

AND WHEREAS capitalized terms used in this Quebec Assignment shall have the respective meanings specified in Section 6;

NOW THEREFORE THIS QUEBEC ASSIGNMENT WITNESSES that, in consideration of the sum of $2.00 in the lawful currency of Canada now paid by the Issuer to the Seller and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Seller):

1. The Seller hereby:

         (a) sells, assigns, transfers, sets over and otherwise conveys unto the Issuer, without recourse, all of its right, title and interest in and to:

               (i) the Eligible Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder including all moneys paid thereunder after the Cut-Off Date;

               (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Eligible Receivables and any other interest of the Seller in the Financed Vehicles;

               (iii) any proceeds with respect to the Eligible Receivables from claims on insurance policies covering Financed Vehicles or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to the Eligible Receivables;

               (v) any rights under Service Contracts relating to the Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii)  the proceeds of any and all of the foregoing, and

         (i) sells, assigns, transfers, sets over and otherwise conveys unto the Issuer, without recourse, all of its right, title and interest in and to:

               (i) the Subsequent Eligible Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder including all moneys paid thereunder after the related Subsequent Cut-Off Date;

               (ii) the security interests in the Financed Vehicle granted by Obligors pursuant to such Subsequent Eligible Receivables and any other interest of the Seller in such Financed Vehicle;

               (iii) any proceeds with respect to such Subsequent Eligible Receivables from claims on insurance policies covering Financed Vehicles or Obligors;

               (iv) any proceeds from recourse to Dealers with respect to such Subsequent Eligible Receivables;

               (v) any rights under Service Contracts relating to the Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii)  the proceeds of any and all of the foregoing.

2. The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Eligible Receivables, the Subsequent Eligible Receivables, the Receivables Files, any insurance policies or any agreement or instrument relating to any of them.

3. This Quebec Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and is to be governed in all respects by the Sale and Servicing Agreement. This Quebec Assignment shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

4. In addition, the Seller hereby represents and warrants with respect to the Eligible Receivables as of the Closing Date and with respect to the Subsequent Eligible Receivables as of the applicable Subsequent Transfer Date that:

         (a) notwithstanding anything to the contrary contained herein, (i) all of such Eligible Receivables or Subsequent Eligible Receivables, as applicable, are Retail Instalment Contracts, and
               (ii) all of the Financed Vehicles securing such Eligible Receivables or Subsequent Eligible Receivables, as applicable, are automobiles, light-duty trucks, vans or mini-vans;

         (b) There are no other Eligible Receivables or Subsequent Eligible Receivables, as applicable, owing by such Obligor to the Seller as of the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and owned by Seller on the Closing Date or the Subsequent Transfer Date, as applicable, that are not listed on the Schedule of Receivables.

5. The Seller hereby agrees to deliver to the Issuer on the Closing Date the Schedule of Receivables and on each Subsequent Transfer Date, a supplement thereto.

6. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement and the following terms shall have the following meanings:

"AmeriCredit Canada" means AmeriCredit Financial Services of Canada Ltd., and its successors and assigns.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in Toronto, Ontario and Fort Worth, Texas are authorized or obligated by law, regulation or executive order to remain closed.

"Closing Date" means November 22, 2002.

"Contract" means a motor vehicle retail instalment sales contract.

"Cut-Off Date" means November 15, 2002.

"Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the respective Eligible Receivable or Subsequent Eligible Receivable to the Seller under a Dealer Agreement or a Dealer Assignment.

"Dealer Agreement" means the agreement between the applicable Dealer and the Seller which governs the terms of sales of Eligible Receivables or Subsequent Eligible Receivable from that Dealer to the Seller.

"Dealer Assignment" means, with respect to an Eligible Receivable or Subsequent Eligible Receivable, the executed assignment conveying such Eligible Receivable or Subsequent Eligible Receivable to the Seller.

"Eligible Receivable" means a Contract, as of the Cut-Off Date:

         (a) which had an initial principal balance of not more than $100,000 and not less than $250;

         (b) which had an annual percentage rate of at least 7% and no more than 33%;

         (c)   which was not more than 60 days overdue;

         (d) which has a remaining term to maturity of not more than 72 months;

         (e)   which had an original term of not more than 72 months;

         (f) which was not in a repossessed status and the related Obligor was not the subject of any voluntary or involuntary bankruptcy proceeding;

         (g)   which is denominated and payable in Canadian dollars;

         (h) which (a) is due from an Obligor that is domiciled in Quebec or has a billing address located in Quebec or (b) is payable in Quebec; and

         (i) which is secured by a duly registered reservation of ownership in respect of the Financed Vehicle.

"Financed Vehicles" means property, including an automobile, light-duty truck, van or mini-van, together with all accessions thereto, securing an Obligor's indebtedness under the respective Eligible Receivable or Subsequent Eligible Receivable.

 "Obligor" on an Eligible Receivable or Subsequent Eligible Receivable means the purchaser or co-purchasers of the related Financed Vehicle and any other Person who owes payments under the Eligible Receivable or Subsequent Eligible Receivable.

"PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec) and (b) the Civil Code of Quebec, as amended, supplemented or replaced from time to time, as in effect in Quebec.

"Receivables Files" means the documents specified in Section 3.3 of the Sale and Servicing Agreement.

"Retail Instalment Contract" means a fixed rate retail instalment sale contract secured by a Financed Vehicle.

"Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of November 15, 2002, among the Issuer, the Seller, the Servicer and Bank One, NA, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Schedule of Receivables" means the listing of the Eligible Receivables executed and delivered by the Seller to the Issuer on the Closing Date pursuant to the Sale and Servicing Agreement and this Quebec Assignment with respect to the Eligible Receivables to be transferred, assigned, set over and conveyed by the Seller to the Issuer on the Closing Date, as supplemented and amended as of each Subsequent Transfer Date by each Subsequent Quebec Transfer Supplement to reflect the sale to the Issuer of Subsequent Eligible Receivables.

"Seller" means AmeriCredit Canada, as the seller of the Eligible Receivables and Subsequent Eligible Receivables, and each successor to AmeriCredit Canada (in the same capacity) pursuant to the Sale and Servicing Agreement.

"Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Eligible Receivable or Subsequent Eligible Receivable that provides for the repair of such Financed Vehicle.

"Servicer" means AmeriCredit Canada, as the Servicer of the Eligible Receivables and Subsequent Eligible Receivables, and each successor to AmeriCredit Canada (in the same capacity) pursuant to the Sale and Servicing Agreement.
"Subsequent Cut-Off Date" means with respect to any Subsequent Eligible Receivables, the close of business on the last day of the calendar month immediately preceding the related Subsequent Transfer Date.

"Subsequent Eligible Receivables" means a Contract, as of the related Subsequent Cut-Off Date:

         (a) which had an initial principal balance of not more than $100,000 and not less than $250;

         (b) which had an annual percentage rate of at least 7% and no more than 33%;

         (c)   which was not more than 60 days overdue;

         (d) which has a remaining term to maturity of not more than 72 months;

         (e)   which had an original term of not more than 72 months;

         (f) which was not in a repossessed status and the related Obligor was not the subject of any voluntary or involuntary bankruptcy proceeding;

         (g)   which is denominated and payable in Canadian dollars;

         (h) which (i) is due from an Obligor that is domiciled in Quebec or has a billing address located in Quebec or (ii) is payable in Quebec; and

         (i) which is secured by a duly registered reservation of ownership in respect of the Financed Vehicle.

"Subsequent Quebec Transfer Supplement" means a supplement to this Quebec Assignment executed and delivered by the Seller to the Issuer on a Subsequent Transfer Date.

"Subsequent Transfer Date" means each Business Day during the period from and including the Closing Date to and including the January 6, 2003 on which Subsequent Eligible Receivables are to be transferred to the Issuer and a Subsequent Quebec Transfer Supplement to this Quebec Assignment is executed and delivered by the Seller to the Issuer with respect to the Subsequent Eligible Receivables to be transferred, assigned, set over and conveyed by the Seller to the Issuer on such date.

"Underwriter" means Merrill Lynch Canada Inc.

         IN WITNESS WHEREOF, the undersigned has caused this Quebec Assignment to be duly executed as of o, 2002.

                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

Read and Accepted by:

                                       CIBC MELLON TRUST COMPANY, in its
                                       capacity as trustee of AMERICREDIT
                                       CANADA AUTOMOBILE RECEIVABLES TRUST,
                                       by its Administrator, AMERICREDIT
                                       FINANCIAL SERVICES OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:
                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT A-3

                     SUBSEQUENT QUEBEC TRANSFER SUPPLEMENT #

This Subsequent Quebec Transfer Supplement # and the listing of Subsequent Eligible Receivables attached hereto is a supplement to the Quebec Assignment executed and delivered by the undersigned, as Seller, to CIBC MELLON TRUST COMPANY, in its capacity as trustee of AmeriCredit Canada Automobile Receivables Trust (in such capacity, the "ISSUER") on the Closing Date pursuant to, in accordance with and subject to the Sale and Servicing Agreement dated as of November 15, 2002 between the Seller, the Issuer and Bank One, NA (as amended, restated, supplemented or otherwise modified, the "SALE AND SERVICING AGREEMENT").

         5. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

               "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Eligible Receivables conveyed hereby, _______________, 2002.

               "Subsequent Transfer Date" shall mean, with respect to the Subsequent Eligible Receivables conveyed hereby, _____________, 2002.

         6. Subsequent Eligible Receivables. The Schedule of Receivables attached hereto as Schedule A represents all of the Subsequent Eligible Receivables conveyed to the Issuer on the Subsequent Transfer Date in accordance with the Sale and Servicing Agreement and the Quebec Assignment.

         7. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Issuer as of the Subsequent Transfer Date that:

         (d) Schedule of Representations. The representations and warranties of the Seller set forth in the Sale and Servicing Agreement (including those made in the Schedule of Representations attached as Schedule A thereto with respect to the Subsequent Eligible Receivables) are true and correct.

         (e) Principal Balance. The Aggregate Principal Balance of the Subsequent Eligible Receivables listed on the Schedule of Receivables attached hereto and all other Receivables conveyed to the Issuer on the Subsequent Transfer Date pursuant to the Sale and Servicing Agreement and the Assignment as of the Subsequent Cut-Off Date is $_________.

         (f) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.5(b) to the Sale and Servicing Agreement has been satisfied.

         8.    Ratification of Agreement. As supplemented by this Subsequent

Quebec Transfer Supplement #__, each of the Sale and Servicing Agreement and the Quebec Assignment is in all respects ratified and confirmed and the Sale and Servicing Agreement and the Quebec Assignment, as so supplemented by this Subsequent Quebec Transfer Supplement #____, shall be read, taken and construed as one and the same instrument.

All terms used herein shall have the respective meanings ascribed thereto in the Sale and Servicing Agreement.

Dated this [.] day of [.]   , 200[.].

         IN WITNESS WHEREOF, the undersigned has executed this Subsequent Quebec Transfer Supplement as of [.], 200[.].

                                       AMERICREDIT FINANCIAL SERVICES
                                       OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

Read and Accepted by:

                                       CIBC MELLON TRUST COMPANY, in its
                                       capacity as trustee of AMERICREDIT
                                       CANADA AUTOMOBILE RECEIVABLES TRUST,
                                       by its Administrator, AMERICREDIT
                                       FINANCIAL SERVICES OF CANADA LTD.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:
                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT "B"

       FORM OF SERVICER'S CERTIFICATE AND MONTHLY STATEMENT TO NOTEHOLDERS

                         MONTHLY SERVICER'S CERTIFICATE

TO:            CIBC Mellon Trust Company, as Trustee

AND TO:        BNY Trust Company of Canada, as Indenture Trustee

AND TO:        [Seller, if other than Servicer]

AND TO:        Dominion Bond Rating Service Limited

AND TO:        Standard & Poor's Rating Service

AND TO:        Moody's Investor Service, Inc.


Monthly Payment Date: [Date]                    Collection Period Ending: [Date]

The undersigned, a duly appointed officer of AmeriCredit Financial Services of Canada Ltd. ("AFSC"), as Servicer pursuant to the Sale and Servicing Agreement dated as of November [o], 2002 (as amended, restated, supplemented or otherwise modified, the "Sale and Servicing Agreement") among AFSC, as seller and servicer, and CIBC Mellon Trust Company, in its capacity as trustee of AmeriCredit Canada Automobile Receivables Trust, and Bank One, NA do hereby certify as follows:

1. Capitalized terms used in this Officer's Certificate have their respective meanings set forth in the Sale and Servicing Agreement.

2. The undersigned officer of AFSC, in such capacity and not in [his] personal capacity, hereby certifies that

         (a) The undersigned is an officer of AFSC duly appointed to the office set forth below his name.

         (b) Attached hereto is a true copy of (i) the statement required to be delivered by the Servicer to the Issuer, the Indenture Trustee and the Seller (if other than the Servicer) on the date of this Officer's Certificate pursuant to Section 4.9 of the Sale and Servicing Agreement and (ii) the statement required to be delivered by the Servicer to the Indenture Trustee on the date of this Officer's Certificate pursuant to Section 5.10 of the Sale and Servicing Agreement.

         (c) As of the date hereof, no Servicer Termination Event has occurred or is continuing.

In witness whereof, the undersigned has duly executed and delivered this
Officer's Certificate this   day of    , 2002.

                                       AMERICREDIT FINANCIAL SERVICES OF
                                       CANADA LTD., as Servicer
                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                  SCHEDULE "A"
              REPRESENTATIONS AND WARRANTIES AS TO THE rECEIVABLES

1. Characteristics of Receivables. Each Receivable (A) was (i) originated in Canada by the Seller, or (ii) by a Dealer in Canada and purchased by the Seller from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with the Seller and was validly assigned by such Dealer to the Seller pursuant to a Dealer Assignment,
         (B) was originated by the Seller or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of the Seller's or the Dealer's business, in each case was originated in accordance with the Seller's credit policies and was fully and properly executed by the parties thereto, and the Seller and each Dealer had all necessary licenses and permits to originate Receivables in the province where the Seller or each such Dealer was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

2. Schedule of Receivables. The information set forth on Schedule A to the Assignment delivered on the Closing Date or the Subsequent Determination Date, as applicable, is true and correct in all material respects as of the opening of business on the related Cut-Off Date. The computer tape regarding the Receivables made available to the Issuer and its assigns is true and correct in all respects.

3. Compliance With Law. Each Receivable and the sale or lease of the related Financed Vehicles complied in all material respects at the time it was originated or made and at the execution of this Agreement and the Assignment and Schedule of Receivables complies in all material respects with all requirements of applicable federal, provincial and local laws and regulations thereunder, including consumer protection and cost of credit disclosure laws and regulations.

4. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

5. No Government Obligor. None of the Receivables is due from the Government of Canada or any province thereof or from any Canadian, federal or provincial agency, department or instrumentality.

6. Security Interest in Financed Vehicles. Each Receivable creates or shall create a valid, binding and enforceable first priority security interest in favour of the Seller in the Financed Vehicle in favour of the Seller as secured party. Immediately after the sale, transfer and assignment thereof by the Seller to the Issuer, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favour of the Issuer as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labour or materials affecting a Financed Vehicle). As of the related Cut-Off Date there were no Liens or claims for taxes, work, labour or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

7. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicles been released from the Lien granted by the related Receivable in whole or in part.

8. No Amendment or Waiver. No provision of a Receivable has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Receivable Files.

9. No Defences. No right of rescission, set off, counterclaim or defence has been asserted or threatened or exists with respect to any Receivable.

10. No Default. No Receivable is a non-performing Receivable or has a payment that is more than 90 days overdue as of the related Cut-Off Date and, except for a payment default continuing for a period of not more than 90 days, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and no continuing condition that with notice or the lapse of time or both would constitute such a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

11. Title. No Receivable or portion thereof has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good title to each Receivable, free and clear of all Liens, encumbrances, claims, security interests and rights of others and, immediately upon the transfer thereof, the Issuer shall have good title to each such Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer and assignment of the Receivables to the Issuer has been perfected, recorded or published, as the case may be, under the applicable PPSA.

12. Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement, the Purchase Agreement, or the Indenture is unlawful, void or voidable.

13. All Filings Made. All filings (including PPSA filings) necessary in any all applicable jurisdictions necessary or desirable to give the Issuer a first priority perfected ownership and/or security interest in the Receivables and to give the Indenture Trustee a first priority perfected security interest therein have been made.

14. One Original. There is only one original executed copy of each Receivable.

15. No Default: There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the related Cut-Off Date no Financed Vehicle had been repossessed.

16. Insurance. At the time of an origination of a Receivable by the Seller or a purchase of a Receivable by the Seller from a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit Canada as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit Canada and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cut-Off Date.

17. Remaining Principal Balance. At the related Cut-Off Date the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

18. Certain Characteristics of Receivables. (A) Each Receivable had a remaining maturity, as of the related Cut-Off Date, of not more than 72 months; (B) each Receivable had an original maturity of not more than 72 months; (C) each Receivable had a Principal Balance as of the related Cut-Off Date of not more than $100,000 and not less than $250;
         (D) each Receivable has an Annual Percentage Rate of at least 7% and not more than 33%; (E) no Receivable was in a repossessed status and no related Obligor was the subject of any voluntary or involuntary bankruptcy or insolvency proceeding as of the related Cut-Off Date; (F) no Receivable was more than 60 days past due as of the related Cut-Off Date (and if any Receivable was past due as of the related Cut-Off Date, such Receivable was not one which caused the percentage of the Pool Balance, determined as of the Statistical Calculation Date (in the case of the Initial Receivables) and the related Cut-Off Date and, which is comprised of Receivables which are 31 to 60 days past due, to exceed 5%); and (G) no funds have been advanced by the Seller, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (F) above.

19. No Bankruptcies. No Obligor on any Receivable as of the related Cut-Off Date was noted in the related Receivable File as being the subject of a bankruptcy proceeding.

20. No Repossessions. None of the Financed Vehicles securing any Receivable is in repossession status.

21. Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the PPSA of the provincial law of which governs the perfection of the interest granted in it.

22. Canadian Obligors. None of the Receivables is denominated and payable in any currency other than Canadian Dollars or is due from any Person that does not have a mailing address in one of the Provinces of Canada.

23. Receivable Not Assumable. No Receivable is assumable by any other Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

24. Marking Records. By the Closing Date, the Seller will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold by the Seller to the Issuer in accordance with the terms of the Agreement.

25. Computer Tape. The Computer Tape made available by the Seller to the Issuer on the Closing Date and on each Subsequent Transfer Date was complete and accurate as of the related Cut-off Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

26. Adverse Selection. No selection procedures adverse to the Series C2002-1 Debtholders were utilized in selecting the Receivables from those receivables owned by the Seller.

27. Receivables Files Complete. There exists an Receivable File pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable and (b) the original executed credit application, or a paper or electronic copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian.

28. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Issuer, the Indenture Trustee and the Series C2002-1 Debtholders in any Receivable or the proceeds thereof

                                  APPENDIX "A"

                      DEFINITIONS AND RULES OF CONSTRUCTION

PART I - DEFINITIONS

All terms defined in this Appendix shall have the defined meanings when used in the Basic Documents, unless otherwise defined therein or the context otherwise requires. All terms used herein or in the Agreement that are defined in the Series Supplement (but not in this Appendix A) shall have the defined meanings contained in the Series Supplement, unless otherwise defined herein or the context otherwise requires.

"Accelerated Principal Payment Amount" for any Monthly Payment Date will equal the lesser of:

         (a) the excess, if any, of (i) the Total Available Funds for such Monthly Payment Date over (ii) the sum of the amounts payable on such Monthly Payment Date pursuant to clauses (i) through (x) of
               Section 5.6(c) on such Monthly Payment Date; and

         (b) the excess, if any, on such Monthly Payment Date of (i) the Pro Forma Note Balance for such Monthly Payment Date over (ii) the Required Pro Forma Note Balance for such Monthly Payment Date.

"Accountant's Report" is defined in Section 4.11 of the Agreement.

"Accounting Date" means, with respect to any Collection Period, the last day of such Collection Period.

"Accumulation Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Agreement.

"Accumulation Amount" means, for any Monthly Payment Date, the aggregate of the amounts on deposit on the Accumulation Account as of the opening of business on such Monthly Payment Date; provided, however that for any Monthly Payment Date which is a Targeted Final Payment Date for a Class of Offered Notes (except during a Sequential Amortization Period or a Non-Sequential Amortization Period), the Accumulation Amount shall not be greater than the excess of (i) the aggregate of the Outstanding Amount for such Class of Offered Notes and the Class VPN Loans, in each case, for such Monthly Payment Date over (ii) the sum of (x) the Aggregate Principal Distributable Amount for such Monthly Payment Date and (y) the Class VPN Loan Proceeds, if any, for such Monthly Payment Date.

"Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Issuer pursuant to Section 2.2 of this Agreement, notice of the Seller's election to transfer Subsequent Receivables to the Issuer, such notice to designate the related Subsequent Cut-Off Date, Subsequent Transfer Date and the approximate principal amount of Subsequent Receivables to be transferred on such Subsequent Transfer Date.

"Additional Class VPN Loan Amounts" means, for any Monthly Payment Date, the aggregate amounts of increased costs, taxes and indemnity amounts due and payable by the Issuer on such Monthly Payment Date pursuant to the Class VPN Loan Agreements in respect of the Class VPN Loans which are not paid by the Seller on or before such date.

"Administration Agreement" means the Administration Agreement, dated as of September 30, 2002, among the Administrator and the Issuer.

"Administration and Trustee Fees" means (i) the fee payable to the Administrator pursuant to Section 4 of the Administration Agreement in respect of the Series C2002-1 Notes, and (ii) the Trust Expenses.

"Administrative Receivable" means, with respect to any Collection Period, a Receivable which the Servicer is required to purchase pursuant to Section 4.7 or which the Servicer has elected to purchase pursuant to Section 4.3(c) on the Determination Date with respect to such Collection Period.

"Administrator" means AmeriCredit Canada, or any successor Administrator under the Administration Agreement.

"Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The term "Affiliated" has a correlative meaning.

"Aggregate Noteholders' Interest Distributable Amount" means, for any Monthly Payment Date, the sum of the Noteholders' Interest Distributable Amounts for all Classes of Offered Notes and Class VPN Loans for such Monthly Payment Date.

"Aggregate Noteholders' Principal Distributable Amount" means, for any Monthly Payment Date, the sum of (i) the Noteholders' Principal Distributable Amounts for all Classes of Offered Notes and Class VPN Loans for such Monthly Payment Date and (ii) the Noteholders' Principal Carryover Shortfall for such Monthly Payment Date.

"Aggregate Principal Balance" means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period, (ii) any Receivable that became a Sold Receivable prior to the end of the related Collection Period, and (iii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

"Aggregate Principal Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Principal Distributable Amount and the Principal Distributable Carryover Amount, in each case, for such Monthly Payment Date.

"AmeriCredit Canada" means AmeriCredit Financial Services of Canada Ltd., and its successors and assigns.

"Amortization Period" means a Sequential Amortization Period or a Non-Sequential Amortization Period.

"Amount Financed" with respect to a Receivable means the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced at the time the Receivable is originated in respect of accessories, insurance premiums, service, car club and warranty contracts and other items customarily financed as part of retail automobile instalment sale contracts and related costs.

"Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges or service charges stated in the related Contract.

"Assignment" means the document of assignment attached to the Agreement as Exhibit A.

"Available Funds" means, with respect to any Monthly Payment Date, the sum of
(i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Collection Account on that Monthly Payment Date for or in respect of the related Collection Period, (iii) the Investment Earnings with respect to the Series Accounts for such Monthly Payment Date, (iv) the Monthly Capitalized Interest Amount with respect to such Monthly Payment Date, (v) the net amount, if any, paid by the Class VPN Swap Counterparty to the Issuer pursuant to the Class VPN Swap on such Monthly Payment Date, (vi) the net amount, if any, payable by the Class A-1 Swap Counterparty to the issuer pursuant to the Class A-1 Swap or such Monthly Payment Date; (vii) following the acceleration of the Offered Notes and Class VPN Loans pursuant to the Trust Indenture, the amount of money or property collected from any realization upon the Collateral pursuant to the Trust Indenture since the preceding Monthly Payment Date by the Indenture Trustee for distribution pursuant to the Trust Indentures and (viii) the proceeds of any purchase or sale of the assets of the Issuer upon any optional purchase of the Receivables and other Collateral by the Servicer as described herein; provided, however, that the Available Funds for any Monthly Payment Date shall not include (x) all payments and proceeds (including Liquidation Proceeds) of any Receivables that are Purchased Receivables for such Monthly Payment Date or a prior Monthly Payment Date, (y) amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or cheques returned for insufficient funds and in respect of which the Servicer is entitled to reimbursement, and (z) any amounts paid by Obligors and deposited to the Collection Account during the preceding Collection Period that did not relate to principal and interest payments due on the Receivables or fees or expenses related to extensions due on the Receivables.

"BA 1 Month Rate" for any Monthly Payment Date and any Class VPN Loan shall mean that per annum rate (based on a year of 365 days) expressed as a percentage, equal to the average "BA 1 Month" interest rates for Canadian dollar bankers acceptances displayed and identified as such on the "Reuters Screen CDOR Page" (as defined in the 2000 ISDA Definitions, as published by The International Swaps and Derivatives Association, Inc., as modified, amended or replaced from time to time) as of 10:00 a.m., Toronto time, on the preceding Monthly Payment Date (or the date of advance of that Class VPN Loan, in the case of the initial Monthly Payment Date for that Class VPN Loan). If such rates do not appear on the Reuters Screen

CDOR Page as contemplated, then the "BA 1 Month Rate" for such Monthly Payment Date shall be calculated based upon the arithmetic mean of the applicable rates for 30 day Canadian dollar bankers acceptances quoted by four major Canadian
Schedule I chartered banks as of 10:00 a.m., Toronto time, on the preceding Monthly Payment Date or date of advance, as applicable: (initially the following
(i) Bank of Montreal, (ii) Canadian Imperial Bank of Commerce, (iii) Royal Bank of Canada and (iv) The Toronto-Dominion Bank). If less than four such quotations are available, then the "BA 1 Month Rate" will be the arithmetic mean (rounded upwards as provided below) of such available quotations; provided, however, that if fewer than two quotations are available, the "BA 1 Month Rate" will be the BA 1 Month Rate in effect for the previous Monthly Payment Date or date of advance, as applicable. The arithmetic average of any rates or quotations to be calculated hereunder shall be rounded, if necessary, to the nearest 1/100,000 of one per cent (.00001%), with five one millionths of one percent being rounded upwards. All dollar amounts used in or resulting from any calculation based on the BA 1 Month Rate will be rounded to the nearest cent (with one-half of one cent being rounded upwards).

"BA 3 Month Rate" for any Monthly Payment Date and the Class A-1 Notes shall mean that per annum rate (based on a year of 365 days) expressed as a percentage, equal to the average "BA 3 Month" interest rates for Canadian dollar bankers acceptances displayed and identified as such on the "Reuters Screen CDOR Page" (as defined in the 2000 ISDA Definitions, as published by The International Swaps and Derivatives Association, Inc., as modified, amended or replaced from time to time) as of 10:00 a.m., Toronto time, on the immediately preceding Class A Note Payment Date (or the Closing Date, in the case of the initial Class A Note Payment Date for the Class A-1 Notes). If such rates do not appear on the Reuters Screen CDOR Page as contemplated, then the "BA 3 Month Rate" for such Class A Note Payment Date shall be calculated based upon the arithmetic mean of the applicable rates for 90 day Canadian dollar bankers acceptances quoted by four major Canadian Schedule I chartered banks as of 10:00 a.m., Toronto time, on the preceding Class A Note Payment Date or the Closing Date, as applicable: (initially the following (i) Bank of Montreal, (ii) Canadian Imperial Bank of Commerce, (iii) Royal Bank of Canada and (iv) The Toronto-Dominion Bank). If less than four such quotations are available, then the "BA 3 Month Rate" will be the arithmetic mean (rounded upwards as provided below) of such available quotations; provided, however, that if fewer than two quotations are available, the "BA 3 Month Rate" will be the BA 3 Month Rate in effect for the previous Class A Note Payment Date or Closing Date, as applicable. The arithmetic average of any rates or quotations to be calculated hereunder shall be rounded, if necessary, to the nearest 1/100,000 of one per cent (.00001%), with five one millionths of one percent being rounded upwards. All dollar amounts used in or resulting from any calculation based on the BA 3 Month Rate will be rounded to the nearest cent (with one-half of one cent being rounded upwards).

"Basic Documents" means the Declaration of Trust, the Agreement, the Indenture, the Series Supplement, the Class VPN Loan Agreements, the Class VPN Swap, the Class A-1 Swap, the Administration Agreement, Custodian Agreement and other documents and certificates delivered in connection therewith.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in Toronto, Ontario and Fort Worth, Texas are authorized or obligated by law, regulation or executive order to remain closed.

"Capitalized Interest Account" means the account designated as such, established and maintained pursuant to the Sale and Servicing Agreement.

"Capitalized Interest Account Initial Deposit" means $6,526 deposited into the Capitalized Interest Account on the Closing Date from the proceeds of the Initial Class VPN Loan.

`Capitalized Interest Amount" means an amount for each Collection Period calculated by the Servicer as the difference (if positive) between (a) the product of (i) the Noteholders' Interest Distributable Amount multiplied by (ii) the Pre-Funded Percentage minus (b) the Pre-Funding Account Investment Earnings.

"Class" means (a) each class of Class A Notes, (b) each Class VPN Loan having the same date of advance and (c) the Class B Notes, the Class C Notes and the Class D Notes.

"Class A Note Payment Date" means, for each Outstanding Class of Class A Notes
(i) in the case of the Class A-1 Notes, the Monthly Payment Date in March, June, September and December of each year commencing March 6, 2003, (ii) in the case of the Class A-2 Notes, the Monthly Payment Date in June and December of each year commencing June 6, 2003 on their respective Targeted Final Payment Dates or, if any such date is not a Business Day, on the next succeeding Business Day,
(iv) during a Sequential Amortization Period, each Monthly Payment Date (including the Targeted Final Payment Date for the Class) on which principal is payable on such Class, and (v) during a Non-Sequential Amortization Period, each Monthly Payment Date.

"Class A Note Percentage" means, with respect to the Class A Notes and any Monthly Payment Date, the quotient (expressed as a percentage) of (i) the sum of the Outstanding Amounts of the Class A Notes divided by (ii) the sum of the Outstanding Amounts of the Class A Notes and the Class VPN Loans, in each case, as of the close of the immediately preceding Monthly Payment Date.

"Class A Notes" means the Class A-1 Notes and the Class A-2 Notes created and issued pursuant to the Series Supplement.

"Class A-1 Notes" means the Class A-1 Notes created and issued Pursuant to the Series Supplement.

"Class A-1 Swap" means the interest rate swap entered into between the Class A-1 Swap Counterparty and the Issue on the Closing Date relating to the Class A-1 Notes.

"Class A-1 Swap Counterparty" means Merill Lynch Capital Services Inc. in its capacity as swap counterparty pursuant to the Class A-1 Swap.

"Class A-2 Notes" means the Class A-2 Notes created and issued pursuant to the Series Supplement.

"Class B Notes" means the Class B Notes created and issued pursuant to the Series Supplement.

"Class B/C Note Payment Date" means, for each Outstanding Class of Class B and Class C Notes, (i) the Monthly Payment Date in June and December of each year commencing June 6, 2003, (ii) the Final Scheduled Payment Date for the Class or, if any such date is not a Business Day, on the next succeeding Business Day,
(iii) during a Sequential Amortization Period for such Class, on each Monthly Payment Date on which principal is payable on such Class, and (iv) during a Non-Sequential Amortization Period, each Monthly Payment Date.

"Class C Notes" means the Class C Notes created and issued pursuant to the Series Supplement.

"Class D Notes" means the Class D Notes created and issued pursuant to the Series Supplement.

"Class VPN Lender" means each Person (which may include the Seller or the Servicer) party to a Class VPN Loan Agreement, as lender, together with its successors and assigns in such capacity.

"Class VPN Loan" means each loan made by a Class VPN Lender to the Issuer pursuant to a Class VPN Loan Agreement to partially fund the acquisition of the Receivables on the Closing Date or fund the repayment of the Outstanding Amount of a Class of Class A Notes on its Targeted Final Payment Date or any subsequent Class A Note Payment Date for the Class.

"Class VPN Loan Agreement" means any Class VPN Loan Agreement entered into by the Issuer, AmeriCredit Canada and any Person as lender.

"Class VPN Loan Percentage" means, with respect to the Class VPN Loans and any Monthly Payment Date, 100% minus the Class A Note Percentage for such Monthly Payment Date.

"Class VPN Loan Proceeds" means, with respect to any Monthly Payment Date, the proceeds of any Class VPN Loan received by the Issuer for that Monthly Payment Date.

"Class VPN Swap" means the interest rate swap entered into between the Class VPN Swap Counterparty and the Issuer on the Closing Date relating to the Class VPN Loans.

"Class VPN Swap Counterparty" means Merill Lynch Capital Services Inc., in its capacity as interest rate swap counterparty pursuant to the Class VPN Swap.

"Clearing Agency" means an organization registered as a "clearing agency" pursuant to the Securities Act (Ontario).

"Closing Date" means November 22, 2002, or such other date as the Seller, the Issuer and the Underwriter shall agree but not later than November 29, 2002.

"Collateral Insurance" is defined in Section 4.4(a) of the Agreement.

"Collected Funds" means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

"Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Agreement.

"Collection Period" means, with respect to any Monthly Payment Date, the calendar month preceding the calendar month in which the Monthly Payment Date occurs; provided, however, that the first Collection Period shall begin on the day after the Initial Cut-Off Date. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day:
(i) all applications of collections and (ii) all distributions.

"Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

"Computer Tape" means the computer tapes or other electronic media furnished by the Seller to the Issuer and its assigns describing certain characteristics of the Initial Receivables as of the Initial Cut-Off Date and of Subsequent Receivables as of the related Cut-off Date.

"Contract" means a motor vehicle retail instalment sales contract.

"Corporate Trust Office" means, (a) with respect to the Indenture Trustee, the principal office of the Indenture Trustee located at BNY Trust Company of Canada, 1101-4 King Street West, Toronto, Ontario, M5H 1B6, Attention: Senior Trust Officer, Facsimile No.: (416) 360-1711/1722; or at such other address as the Indenture Trustee may designate from time to time by notice to the Series C2002-1 Debtholders, the other Related Specified Creditors, the Servicer, the Issuer and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Series C2002-1 Debtholders, the other Related Specified Creditors, the Servicer, the Issuer and the Seller); and (b) with respect to the Trustee, the principal corporate trust office of the Trustee located at CIBC Mellon Trust Company, 320 Bay Street, Toronto, Ontario, M5H 4A6, Attention: Director, Corporate Trust, Facsimile No.: (416) 643-5570; or at such other address as the Trustee may designate from time to time by notice to the Series C2002-1 Debtholders, the other Related Specified Creditors, the Servicer, the Indenture Trustee and the Seller, or the principal corporate trust office of any successor Trustee (the address of which the successor Issuer will notify the Series C2002-1 Debtholders, the other Related Specified Creditors, the Servicer, the Indenture Trustee and the Seller).

"Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on a Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the principal balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

"Curable Sequential Amortization Period" means a Sequential Amortization Period which is not, or has not become, an Extended Sequential Amortization Period.

"Custodian" means AmeriCredit Financial Services, Inc. and any other Person named from time to time as custodian in any Custodian Agreement acting as agent for the Indenture Trustee.

"Custodian Agreement" means the Custodian Agreement dated as of November 15, 2002 between the Custodian named therein, the Servicer and the Indenture Trustee and includes any other Custodian Agreement from time to time in effect between the Custodian named therein, the Servicer and the Indenture Trustee, in each case, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

"Cut-Off Date" means with respect to the Initial Receivables, the Initial Cut-Off Date, and with respect to Subsequent Receivables, the Subsequent Cut-Off Date determined by the Seller with respect to such Subsequent Receivables.

"DBRS" means Dominion Bond Rating Service Limited, or its successor.

"Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to the Seller under a Dealer Agreement or a Dealer Assignment.

"Dealer Agreement" means the agreement between the applicable Dealer and the Seller which governs the terms of sales of Receivables from that Dealer to the Seller.

"Dealer Assignment" means, with respect to a Receivable, the executed assignment conveying such Receivable to the Seller.

"Declaration of Trust" means the declaration of trust dated as of September 30, 2002, made by the Trustee, as the same may be amended, supplemented or restated from time to time.

"Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

"Delivery" when used with respect to Series Account Property means:

         (a) with respect to Series Account Property consisting of bankers' acceptances, commercial paper, negotiable notes of deposit and other obligations that constitute "instruments" within the meaning of the PPSA as in effect in the Province of Ontario and are susceptible of physical delivery, transfer thereof to the Issuer or its nominee or custodian by physical delivery to the Issuer or its nominee or custodian endorsed to, or registered in the name of, the Issuer or its nominee or custodian or endorsed in blank; and

         (b) with respect to Series Account Property consisting of a certificated security (as defined in the PPSA as in effect in the Province of Ontario) transfer thereof by delivery of such certificated security endorsed to, or registered in the name of, the Issuer or its nominee or custodian or endorsed in blank to a financial intermediary and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Issuer or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Issuer or its nominee or custodian; and

         (c) with respect to Series Account Property consisting of a certificated security or an uncertificated security (within the meaning of the PPSA as in effect in the Province of Ontario) in the custody or registered in the name of a "clearing agency" (as defined in Section 53(1) of the Business Corporations Act (Ontario)), by the making by such clearing agency of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the transferee by the amount of such certificated or uncertificated security, the identification by the clearing agency of the certificated securities for the sole and exclusive account of the transferee, the maintenance of such certificated securities by such clearing agency or its nominee or custodian subject to the clearing agency's exclusive control, the sending of a confirmation by the transferee of the purchase by the Issuer or its nominee or custodian of such securities and the making by such transferee of entries on its books and records identifying such certificated securities as belonging to the Issuer or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Issuer or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Series Account Property to the Issuer or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

         (d) with respect to any item of Series Account Property that is an uncertificated security under the PPSA as in effect in the Province of Ontario and that is not governed by clause (c) above, registration on the books and records of the issuer thereof in the name of (i) the Issuer or its nominee or custodian, or (ii) a financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Issuer or its nominee or custodian of such uncertificated security, and the making by such financial intermediary of entries on its books and records identifying such uncertificated securities as belonging to the Issuer or its nominee or custodian.

"Depository Account" means an account maintained on behalf of the Seller and Servicer by the Depository Bank pursuant to Section 4.2(d).

"Depository Account Agreement" means the Account Control Agreement by and among AmeriCredit Canada and the Depository Bank, as such agreement may be amended, supplemented or replaced from time to time, and entered into by the Servicer and the Depository Bank with respect to the Depository Account.

"Depository Bank" means the bank, trust company or other financial or depository institution named by the Servicer to be party to the Depository Agreement.

"Determination Date" means, with respect to any Monthly Payment Date, the second Business Day immediately preceding such Monthly Payment Date.

"Early Termination Date" has the meaning specified in the Class VPN Swap or the Class A-1 Swap, as applicable.

"Eligible Deposit Account" means either: (a) a segregated trust account with the corporate trust department of the Indenture Trustee or (b) segregated account with an Eligible Institution.

"Eligible Hedge Counterparty" means any Canadian chartered bank, financial institution or other person (including the Seller) satisfactory to the Administrator and having (i) a short-term credit rating of at least R-1 (middle) by DBRS, P-1 by Moody's and A-1 by S&P and (ii) a long-term credit rating of at least A1 by Moody's.

"Eligible Institution" means (a) for any purpose other than a Hedging Contract,
(i) a bank or trust company incorporated under the laws of Canada or any province thereof or (ii) a domestic Canadian branch of an authorized foreign bank (as defined in the Bank Act (Canada)) and which bank or trust company at all times has (A) a long-term unsecured debt rating acceptable to the Rating Agency or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agency and (b) for the purposes of a Hedging Contract, an Eligible Hedge Counterparty. Notwithstanding the previous sentence any institution the appointment of which satisfies the Rating Agency Condition will be considered an Eligible Institution.

"Eligible Investments" at any time of determination, means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the Government of Canada or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the Government of Canada;

         (b) demand deposits, time deposits or certificates of deposit of any chartered bank or trust company or credit union or co-operative credit society incorporated under the laws of Canada or any province thereof having a maturity date of 30 days or less and subject to supervision and examination by federal banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of an entity other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating of: (i) A-1+ from S&P, (ii) R-1 (high) from DBRS, and (iii) if such commercial paper or other short-term senior unsecured debt obligations are rated by Moody's, a rating of Prime-1 from Moody's;

         (c) call loans and notes or banker's acceptances issued or accepted by any bank, trust company, credit union or co-operative credit society described in paragraph (b) above;

         (d) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating of (i) A-1+ from S&P, (ii) R-1 (high) from DBRS, and (iii) if such commercial paper is rated by Moody's, a rating of Prime-1 by Moody's;

         (e) investments in money market funds (including funds for which the Indenture Trustee or the Issuer in its individual capacity or any of its affiliates is investment manager, controlling party or advisor) having a rating of: (i) AAA-m or AAAm-G from S&P, (ii) AAA from DBRS, and (iii) if such investments are rated by Moody's, a rating of Aaa by Moody's;

         (f) securities subject to repurchase obligations (including tri-party repurchase obligations) where the security is a direct obligation of, or fully guaranteed by, the Government of Canada or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the Government of Canada, in either case entered into with a bank or trust company (acting as principal) referred to in clause (b) above; and

         (g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Offered Notes, or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto.

"Event of Default" is defined in Section 7.1 of the Indenture.

"Event of Default Proceeds" is defined in Section 9.2 of the Agreement.

"Event of Default Sale" is defined in Section 9.2 of the Agreement.

"Extended Sequential Amortization Period" means a Sequential Amortization Period which (i) commenced as a result of the termination of the Class VPN Swap or (ii) commenced as a result of the failure to pay the outstanding principal balance of a Class of Class A Notes in full on its Targeted Final Payment Date and which has continued beyond the Targeted Final Payment Date for the Class of Class A Notes with the next highest numerical designation.

"Final Monthly Payment Date" means the earlier of (a) the Monthly Payment Date upon which the Series C2002-1 Debt Obligations are paid in full, (b) the Monthly Payment Date upon which the Seller exercises its option to repurchase the Receivables, or (c) the date on which all Receivables are liquidated in full or written off as uncollectible.

"Final Scheduled Payment Date" means, for each Class of Series C2002-1 Notes and the Class VPN Loans, the December 2009 Payment Date:

"Financed Vehicles" means an automobile, light-duty truck, van or mini-van, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

"Financing Statements" is defined in Section 10.2(a) of the Agreement.

"Force-Placed Insurance" is defined in Section 4.4(b) of the Agreement.

"Hedging Contract" shall mean (i) any interest rate swap transaction, basis swap, forward rate transaction, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or similar transaction, (ii) any option with respect to any transactions described in clause (i), (iii) any combination of any transactions or agreements described in clauses (i) or (ii), or (iv) any option to sell or buy marketable securities, in each case, entered into from time to time by the Issuer and any Eligible Hedge Counterparty in connection with or related to the Class VPN Loans or the Class A-1 Notes.

"Indenture" means the Indenture, dated September 30, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or restated from time to time.

"Indenture Trustee" means BNY Trust Company of Canada, a federally incorporated trust company, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

"Independent Accountants" is defined in Section 4.11 of the Agreement.

"Initial Class VPN Loan" means the Class VPN Loan made to the Issuer by the Initial Class VPN Lender on the Closing Date pursuant to the Initial Class VPN Loan Agreement.

"Initial Class VPN Loan Agreement" means the Class VPN Loan Agreement entered into by the Issuer and the Initial Class VPN Lender on or before the Closing Date.

"Initial Class VPN Lender" means The Trust Company of Bank of Montreal, in its capacity of Gemini Trust, as lender under the Initial Class VPN Loan Agreement.

"Initial Cut-Off Date" means November 15, 2002.

"Initial Purchase Price" is defined in Section 2.4(a) of the Agreement.

"Initial Receivables" means any Contract listed on the Schedule of Receivables on the Closing Date.

"Insolvency Event" is defined in the Indenture.

"Insurance Add-on Amount" means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 4.4.

"Insurance Policy" means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

"Interest Period" means, with respect to any Monthly Payment Date and any Class of Notes or Class VPN Loans, the period from and including the immediately preceding Monthly Payment Date (or in the case of the first Monthly Payment Date for such Class, from and including the Closing Date or the date of advance of such Class VPN Loans, as applicable) to, but excluding, that Monthly Payment Date.

"Interest Rate" means, (a) with respect to the Class A-1 Notes and any Monthly Payment Date for such Class, the BA 3 Month Rate for such Monthly Payment Date plus 0.20% per annum (computed on the basis of a 365-day year and the actual number of days elapsed in the applicable Interest Period), (b) with respect to the Class A-2 Notes, the Class B Notes, the Class C Notes and the Class D Notes, a rate equivalent to the annual rate of 4.084%, 7.395%, 8.539% and 15%, respectively (computed on a semi-annual equivalent basis), (c) with respect to VPN Loans and any Monthly Payment Date, the BA 1 Month Rate for such Monthly Payment Date plus the fixed percentage spread (not exceeding 1.50% per annum) determined pursuant to the related Class VPN Loan Agreement or at the time of advance of the Class VPN Loan based on market conditions (computed on the basis of a 365-day year and the actual number of days elapsed in the applicable Interest Period). Notwithstanding the foregoing, (A) on each Monthly Payment Date on or after the termination of the Class VPN Swap, the Interest Rate for all Class VPN Loans shall be 4.43% per annum (being the fixed rate payable by the Issuer under the Class VPN Swap) and (B) on each Monthly Payment Date after the termination of the Class A-1 Swap, the Interest

Rate for the Class A-1 Notes shall be 3.21% per annum (being the fixed rate payable by the issuer under the Class A-1 Swap).

"Investment Earnings" means, with respect to any Monthly Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Series Accounts to be deposited into the Collection Account on the related Determination Date and applied as Available Funds pursuant to the Agreement.

"Issuer" means CIBC Mellon Trust Company, in its capacity as trustee of the Issuer, until a successor replaces it and, thereafter, means the successor.

"Issuer Order" and "Issuer Request" means a written order or request, respectively, signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Indenture Trustee.

"Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Receivable by operation of law as a result of any act or omission by the related Obligor.

"Limited Guarantee" means the limited guarantee executed by AmeriCredit Corp. in favour of the Trustee on the Closing Date guaranteeing the servicing obligations of the Servicer, and the repurchase obligations of AmeriCredit Canada, under this Agreement.

"Liquidated Receivable" means, with respect to any Collection Period, a Receivable (i) as to which 90 days have elapsed since the Servicer repossessed the Financed Vehicle; provided, however, that in no case shall 5% or more of a Scheduled Receivable Payment have become 210 or more days delinquent in the case of a repossessed Financed Vehicle, and which is not a Sold Receivable (ii) as to which the Servicer has determined in good faith that all amounts it expects to recover have been received, and which is not a Sold Receivable, (iii) as to which 5% or more of a Scheduled Receivables Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle, and which is not a Sold Receivable, or (iv) that is a Sold Receivable.

 "Liquidation Proceeds" means, with respect to any Liquidated Receivable, all moneys collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Financed Vehicles or Obligor, payments made by a Dealer pursuant to the related Dealer Agreement with respect to such Receivable and Recoveries), net of the sum of any amounts expended by a Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

"Liquidity Advance" means an advance made by the Servicer in accordance with
Section 2.9(a)(i) of the Agreement.

"Maturity Advance" means an advance made by the Servicer in accordance with
Section 2.9(a)(ii) of the Agreement.

"Maximum Capitalized Interest Carry Amount" means the product of (i) the difference between (a) the weighted average of the Interest Rates on the Offered Notes and the Class VPN Loans (assuming the BA 1 Month and BA 3 Month Rate are equal to the Fixed Rate under and as defined in the Class VPN Swap and the A-1 Swap, respectively) minus (b) 1.25%, multiplied by (ii) the amount on deposit in the Pre-Funding Account multiplied by (iii) the fraction of a year represented by the number of days until the January 2003 Monthly Payment Date (calculated on the basis of a 365-day year).

"Minimum Sale Price" means (i) with respect to a Receivable (x) that has become 60 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of
(A) 55% multiplied by the Principal Balance of such Receivable and (B) the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as Servicer, either pursuant to this Agreement or otherwise, multiplied by the Principal Balance of such Receivable or (ii) with respect to a Receivable
(x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer, $1.00.

"Monthly Capitalized Interest Amount" means in the case of the January 2003 Monthly Payment Date, an amount equal to the difference between (i) the product of (x) a fraction the numerator of which is the actual number of days elapsed in the initial Interest Period and the denominator of which is 365, (y) the daily weighted average of the Interest Rates for the Offered Notes and the Class VPN Loans (calculated assuming that each of the BA 1 Month Rate and the BA 3 Month Rate is equal to the fixed rate of interest payable by the Issuer under, and as set forth in, the Class VPN Swap and the Class A-1 Swap, respectively) for the initial Interest Period and (z) the difference between (A) the average daily aggregate Outstanding Amount of the Offered Notes and the Class VPN Loans during the intial Interest Period and (B) the excess of (1) the average daily Original Pool Balance over (2) the average daily aggregate Outstanding Amount of the Class D Notes, in each case, during the initial Interest Period and (ii) the sum of the Pre-Funding Account Investment Earnings and Investment Earnings on amounts on deposit in the Capitalized Interest Account for such Monthly Payment Date.

"Monthly Payment Date" means the sixth day of each calendar month or if any such day is not a Business Day, the next succeeding Business Day (with the first Monthly Payment Date being January 6, 2003); provided, however, that the initial Monthly Payment Date for any Class VPN Loan made after the Closing Date shall be the second Monthly Payment Date following the date of advance of such Class VPN Loan.

"Monthly Records" means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each
Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; current Insurance Policy expiration date; and past due late charges.

"Monthly Residual Purchase Price Amount" means, for any Monthly Payment Date, the amount, if any, by which (i) the Available Funds for such Monthly Payment Date exceeds (ii) the sum of the Servicing Fee, plus the Administration and Trustee Fees, plus the Aggregate Noteholders' Interest Distributable Amount, plus the Aggregate Principal Distributable Amount, plus the net amounts, if any, payable by the Issuer under the Class VPN Swap and the Class A-1 Swap, plus the Additional Class VPN Loan Amounts, if any, plus the accrued and unpaid interest on the Subordinated Reserve Account Loans, in each case, for such Monthly Payment Date, plus the sum of $100 plus the excess, if any, of (x) the Principal Balance of all Receivables that became Liquidated Receivables during the preceding Collection Period over (y) the Principal Balance of all Liquidated Receivables for the preceding Collection Period described in clauses (ii) and
(iv) of the definition of Liquidated Receivables.

"Moody's" means Moody's Investors Service, Inc. or its successor.

"Net Liquidation Proceeds" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less tan zero.

"Non-Sequential Amortization Commencement Date" means, if the Class A Notes and Class VPN Loans have not been paid in full, the Monthly Payment Date on or after the date on which the outstanding principal balances of the Class A Notes and Class VPN Loans has been declared immediately due and payable following the occurrence of an Event of Default under Sections 5.1(i), (ii) (iii) or (iv) of the Series Supplement.

"Non-Sequential Amortization Period" means the period from and including a Non-Sequential Amortization Commencement Date to and including the Final Monthly Payment Date.

"Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Agreement.

"Note Pool Factor" means, as of the close of business on any Payment Date with respect to any Class of Series C2002-1 Notes, the Outstanding Amount of that Class of Series C2002-1 Notes divided by the original Outstanding Amount of that Class of Series C2002-1 Notes (carried out to the fifth decimal place). The Note Pool Factor for each Class will be 1.00000 as of the Closing Date, and, thereafter, will decline to reflect reductions in the Outstanding Amount of the Series C2002-1 Notes.

"Note Register" and "Note Registrar" have, for the Series C2002-1 Notes, the respective meanings specified in the Indenture.

"Noteholders' Deficit Amount" means, with respect to any Monthly Payment Date, the excess, if any, of (x) the aggregate remaining principal balance of the Offered Notes and the Class VPN Loans outstanding less the Accumulation Amount (if any) on such Monthly Payment Date, after giving effect to all reductions in such aggregate principal balance from sources other than the Reserve Account over (y) the Pool Balance at the end of the related Collection Period.

"Noteholders' Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Aggregate Noteholders' Principal Distributable Amount and the Aggregate Noteholders' Interest Distributable Amount for that date.

"Noteholders' Interest Carryover Amount" means, with respect to any Class of Offered Notes or Class VPN Loans and any date of determination, the sum of (a) the excess of (i) all or any portion of the Noteholders' Monthly Interest Distributable Amount for such Class for the immediately preceding Monthly Payment Date and any outstanding Noteholders' Interest Carryover Amount on such immediately preceding Monthly Payment Date over (ii) the amount that was actually deposited to the Note Distribution Account in respect of the Noteholders' Interest Distributable Amount for the Class on such preceding Monthly Payment Date plus (b) if such preceding Monthly Payment Date was a Payment Date for such Class, an amount equal to interest on such excess at the Interest Rate of the Class from and including such preceding Payment Date to but excluding the date of determination.

"Noteholders' Interest Distributable Amount" means, with respect to any Monthly Payment Date and Class of Offered Notes or Class VPN Loans, the sum of the Noteholders' Monthly Interest Distributable Amount for such Monthly Payment Date and such Class and the Noteholders' Interest Carryover Amount, if any, for such Monthly Payment Date and such Class. Interest on the Offered Notes and the Class VPN Loans shall be computed on the basis of a 365-day year.

"Noteholders' Monthly Interest Distributable Amount" means, for any Monthly Payment Date and any Class of Offered Notes or Class VPN Loans, an amount equal to:

         (a) in the case of the Class A-2 Notes, the Class B Notes and the Class C Notes and (x) any Monthly Payment Date on or before the initial Payment Date for such Class, an amount equal to the product of (A) the outstanding principal amount of the Notes of that Class as of the close of the preceding Monthly Payment Date (or the Closing Date in the case of the first Monthly Payment
               Date) and (B) the Interest Rate of the Class and (C) the number of days in the related Interest Period for such Class divided by 365, and (y) any Monthly Payment Date after the initial Payment Date for such Class, an amount equal to the product of (A) the outstanding principal amount of the Offered Notes of the Class as of the close of the preceding Monthly Payment Date and (B) one twelfth of the Interest Rate of the Class; provided, however, that for each Payment Date for the Class A Notes of a Class during an Amortization Period for that Class, the Noteholders' Interest Distributable Amount for such Class of Class A Notes will be equal to the product (A) the outstanding principal amount of the Notes of that Class as of the close of the preceding Monthly Payment Date and (B) the interest rate which is the monthly equivalent interest rate to the Interest Rate of the Class; and

         (b) in the case of the Class A-1 Notes and the Class VPN Loans of any Class, an amount equal to the product of (x) the outstanding principal amount of those Notes or Class VPN Loans as of the close of the preceding Monthly Payment Date (or the date of advance of such Class VPN Loans in the case of the first Monthly Payment Date following that date of advance), (y) the Interest Rate of the Class for such Monthly Payment Date, and (z) a fraction, the numerator of which is the number of days in the related Interest Period for such Class and the denominator of which is 365.

"Noteholders' Principal Distributable Amount" means, with respect to:

(a) the Class A Notes and any Monthly Payment Date:

         (i)   except during a Sequential Amortization Period:

               (A) for a Class of Class A Notes on its Targeted Final Monthly Payment Date, the Noteholders' Principal Distributable Amount for that Class of Class A Notes is the lesser of :

                      (1) the outstanding principal balance of that Class as of
                          the close of the immediately preceding Monthly Payment Date; and

                      (2) the Total Noteholders' Principal Payment Amount; and

               (B) if the Monthly Payment Date is not a Targeted Final Payment Date for any Class of Class A Notes, the Noteholders' Principal Distributable Amount for a Class of Class A Notes is zero.

         (ii) during a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for a Monthly Payment Date for a Class of Class A Notes is the lesser of:

               (A) the outstanding principal balance of that Class as of the close of the immediately preceding Monthly Payment Date; and

               (B)    the remainder of:

                      (1) the Class A Note Percentage of the Total Noteholders'
                          Principal Payment Amount for such Monthly Payment Date minus,

                      (2) the outstanding principal balance for each Class of
                          Class A Notes with a lower numerical designation as of the close of the immediately preceding Monthly Payment Date.

(b) for the Class VPN Loans and any Monthly Payment Date,

         (i)   except during a Sequential Amortization Period:

               (A) if the Monthly Payment Date is a Targeted Final Payment Date for a Class of Class A Notes, the Noteholders' Principal Distributable Amount for the Class VPN Loans is the remainder of:

                      (1) the Total Noteholders' Principal Payment Amount for
                          that Monthly Payment Date, minus

                      (2) the Noteholders' Principal Distributable Amount for
                          the Class of Class A Notes that has its Targeted Final Payment Date on such Monthly Payment Date determined as described in (1) above,

         but in no event more than the outstanding principal balance of the Class VPN Loans as of the close of business on the immediately preceding Monthly Payment Date;

               (B) if the Monthly Payment Date is not a Targeted Final Payment Date for a Class of Class A Notes, the Noteholders' Principal Distributable Amount for the Class VPN Loans is the lesser of:

                      (1) the outstanding principal balance of the Class VPN
                          Loans as of the close of business on the immediately preceding Monthly Payment Date; and

                      (2) the Total Noteholders' Principal Payment Amount for
                          such Monthly Payment Date.

         (ii) during a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for the Class VPN Loans on a Monthly Payment Date is the lesser of:

               (A) the outstanding principal balance of the Class VPN Loans as of the close of business on the immediately preceding Monthly Payment Date; and

(B) the Class VPN Loan Percentage of the Total Noteholders' Principal Payment Amount.

(c) the Class B Notes and any Monthly Payment Date:

         (i) if (A) the Monthly Payment Date is on or after the Targeted Final Monthly Payment Date for the Class B Notes and prior to a Sequential Amortization Period, or (B) the Monthly Payment Date occurs during a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for the Class B Notes is the lesser of :

               (1) the outstanding principal balance of the Class B Notes as of the close of the immediately preceding Monthly Payment Date; and

               (2)    the remainder, if any, of:

                      A. the Total Noteholders' Principal Payment Amount for that Monthly Payment Date; minus

                      B. the aggregate outstanding principal balance of the Class A Notes and the Class VPN Loans as of the close of the immediately preceding Monthly Payment Date.

               (ii) if the Monthly Payment Date is not the Targeted Final Payment Date for the Class B Notes and occurs prior to a Sequential Amortization Period,, the Noteholders' Principal Distributable Amount for the Class B Notes is zero.

(d) the Class C Notes and any Monthly Payment Date:

         (i) if (A) the Monthly Payment Date is on after the Targeted Final Monthly Payment Date for the Class C Notes and prior to a Sequential Amortization Period, or (B) the Monthly Payment Date occurs during a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for the Class C Notes is the lesser of:

               (1) the outstanding principal balance of the Class B Notes as of the close of the immediately preceding Monthly Payment Date; and

               (2)    the remainder, if any, of:

                      A. the Total Noteholders' Principal Payment Amount for that Monthly Payment Date; minus

                      B. the aggregate outstanding principal balance of the Class A Notes, the Class VPN Loans and the Class B Notes as of the close of the immediately preceding Monthly Payment Date.

         (ii) if the Monthly Payment Date is not the Targeted Final Payment Date for the Class C Notes and occurs prior to a Sequential Amortization Period, the Noteholders' Principal Distributable Amount for the Class C Notes is zero.

Notwithstanding the foregoing, on the Final Scheduled Payment Date for any Class of Offered Notes or Class VPN Loans, the Noteholders' Principal Distributable Amount for such Class will equal the outstanding principal balance of such Class as of the close of business on the immediately preceding Monthly Payment Date.

"Noteholders' Principal Carryover Amount" means, with respect to any Monthly Payment Date, the excess of the Noteholders' Principal Distributable Amount for the preceding Monthly Payment Date over the amount that was actually deposited in the Note Distribution Account in respect of the Noteholders' Principal Distributable Amount on such preceding Monthly Payment Date.

"Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicles and any other Person who owes payments under the Receivables.

"Offered Notes" means the Class A Notes, Class B Notes and Class C Notes.

"Opinion of Counsel" means a written opinion of counsel satisfactory in form and substance to the Indenture Trustee.

"Original Pool Balance" means the sum, as of any date, of the Pool Balance as of the Initial Cut-Off Date, plus the aggregate Principal Balance of the Subsequent Receivables, if any, sold to the Issuer, as of their respective Subsequent Cut-Off Dates.

"Paying Agent" means, with respect to the Series C2002-1 Debt Obligations, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 12.1(1) of the Indenture and authorized by the Issuer to make the payments to and distributions from the Distribution Account, including payment of principal of or interest on the Series C2002-1 Notes on behalf of the Issuer.

"Payment Date" means (a) for any Class of Class A Notes, each Class A Note Payment Date, (b) for the Class B Notes and the Class C Notes, each Class B/C Note Payment Date, and (c) for the Class VPN Loans and the Class D Notes, each Monthly Payment Date.

"Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

"Pool Balance" means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables, Sold Receivables and Liquidated Receivables).

"PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec), (b) the Uniform Commercial Code, as amended, supplemented or replaced from time to time, as in effect in the State of Texas, and (c) the Quebec Civil Code, as amended, supplemented or replaced from time to time, as in effect in Quebec.

"Pre-Funded Amount" means, with respect to any date, the amount on deposit in the Pre-Funding Account on such date.

"Pre-Funded Percentage" means, for each Collection Period, the quotient (expressed as a percentage) of: (i) the Pre-Funded Amount divided by (ii) the sum of the Pool Balance and the Pre-Funded Amount, after taking into account all transfers of Subsequent Receivables during such Collection Period.

"Pre-Funding Account" means the account designated as such, established and maintained pursuant to the Sale and Servicing Agreement.

"Pre-Funding Account Investment Earnings" means, with respect to any Monthly Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Pre-Funding Account to be deposited into the Collection Account on the related Determination Date pursuant to the Sale and Servicing Agreement.

"Pre-Funding Period" means the period from and including the Closing Date and ending on the earliest of: (a) the Determination Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on or before such Determination Date) is less than $100,000, (b) the date on which an Event of Default or a Servicer Termination Event occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller or the Servicer and (d) January 6, 2003.

"Principal Balance" means, with respect to any Receivable, as of any date, the sum of (x) the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and (ii) any Cram Down Loss in respect of such Receivable plus
(y) the accrued and unpaid interest on such Receivable.

"Principal Distributable Amount" means, with respect to any Monthly Payment Date, the amount equal to the excess, if any, of (a) the sum of (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Sold Receivables, Liquidated Receivables and Purchased Receivables), (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables and Sold Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Collection Period, (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period; and (v) following the acceleration of the Offered Notes and the Class VPN Loans pursuant to the Trust Indenture, the amount of money or property collected pursuant to the Trust Indenture since the preceding Determination Date by the Indenture Trustee for distribution pursuant to the Sale and Servicing Agreement over (b) the Step-Down Amount, if any, for such Monthly Payment Date.

"Principal Distributable Carryover Amount" means, with respect to any Monthly Payment Date, the excess of the Aggregate Principal Distributable Amount for the preceding Monthly Payment Date over the amount that was actually deposited in the Note Distribution Account in respect of the Aggregate Principal Distributable Amount on such preceding Monthly Payment Date.

"Pro Forma Note Balance" means, with respect to any Monthly Payment Date, the excess, if any, of (i) the aggregate remaining principal balance of the Offered Notes and the Class VPN Loans outstanding as of the opening of such Monthly Payment Date over (ii) the sum of (x) Accumulation Amount as of the opening of such Monthly Payment Date and (y) the Aggregate Principal Distributable Amount for such Monthly Payment Date.

"Prospectus" means the Short Form Prospectus of the Issuer dated November 18, 2002 relating to the Series C2002-1 Notes and includes all documents incorporated therein by reference.

"Purchase Amounts" means, for any Purchased Receivable, the Principal Balance as of the date of purchase and for any Sold Receivable, the Principal Balance as of the date of sale.

"Purchase Price" is defined in Section 2.4(a) of the Agreement.

"Purchased Assets" means the Receivables and all other property conveyed to the Issuer by the Seller pursuant to Sections 2.1 and 2.2 of the Agreement and the Assignment.

"Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Section 4.7 of the Agreement or by the Seller pursuant to Section 3.2 of the Agreement, or as of the first day of a Collection Period by the Servicer pursuant to Section
9.1 of the Agreement.

"Quebec Assignment" means the Quebec Assignment attached to the Agreement as Exhibit A-2.

"Rating Agency" means each of DBRS, Standard & Poor's and Moody's. If any of such organizations or its successor is no longer in existence, the Administrator shall designate a nationally recognized statistical rating organization or other comparable Person as a substitute

Rating Agency, notice of which designation shall be given to the Indenture Trustee, the Issuer and the Servicer.

"Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Series C2002-1 Notes.

"Realized Losses" with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

"Receivable" means any Contract listed on the Schedule of Receivables, as such Schedule of Receivables shall be amended to reflect the transfer of Subsequent Receivables to the Issuer.

"Receivable Files" means the documents specified in Section 3.3 of the Agreement.

"Record Date" means, with respect to a Payment Date or Redemption Date for the Notes of any Class, the Business Day immediately preceding such Payment Date or Redemption Date, or, if Definitive Notes of such Class are issued, the close of business on the last day of the calendar month preceding the month of such Payment Date or Redemption Date, whether or not such day is a Business Day, or if Definitive Notes were not outstanding on such date, the date of issuance of the Definitive Notes.

"Recoveries" means, with respect to any Liquidated Receivable, moneys collected in respect thereof, from whatever source (other than from the sale or other disposition of the related Financed Vehicle), after such Receivable became a Liquidated Receivable.

"Redemption Date" means the Monthly Payment Date specified by the Servicer or the Issuer pursuant to Section 9.1 of the Agreement and Section 4 of the Series Supplement, as applicable.

"Redemption Price" means the unpaid principal amount of the Series C2002-1 Notes redeemed or to be redeemed, plus accrued and unpaid interest thereon at the applicable Interest Rate to but excluding the Redemption Date.

"Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

"Remaining Pre-Funded Amount" is defined in Section 5.8(c) of the Agreement.

"Required Overcollateralization Percentage" means, for any Monthly Payment Date, the percentage equivalent of a fraction, the numerator of which is the excess of
(i) 20.50% of the Pool Balance as of the end of the related Collection Period over (ii) the balance on deposit in the Reserve Account (after giving effect to all deposits to and withdrawals from the Reserve Account on such Monthly Payment
Date) and the denominator of which is the Pool Balance as of the end of the related Collection Period, provided, however, that on or after the date on which the Pool Balance declines to 10% or less of the Original Pool Balance, the Required Over-Collateralization Percentage shall be 100%.

"Required Pro Forma Note Balance" means, with respect to any Monthly Payment Date, a dollar amount equal to the product of (i) the Pool Balance as of the end of the related Collection Period and (ii) 100% minus the Required
Overcollateralization Percentage for the current Monthly Payment Date.

"Reserve Account" means the account designated as such, established and maintained pursuant this Agreement.

"Reserve Account Deposit Amount" means, with respect to any Monthly Payment Date, the lesser of (x) the excess of (i) the Specified Reserve Account Balance over (ii) the amount on deposit in the Reserve Account on such Monthly Payment Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Monthly Payment Date and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (ix) of Section 5.6(c) of the Agreement.

"Reserve Account Initial Deposit" means, initially, $4,900,000 and, with respect to each Subsequent Transfer Date, cash or Eligible Investments having a value approximately equal to 2.00% of the aggregate Principal Balance of the Subsequent Receivables conveyed to the Issuer on such Subsequent Transfer Date.

"Reserve Account Withdrawal Amount" means, with respect to any Monthly Payment Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (vi) of Section 5.6(c) of the Agreement (taking into account application of Available Funds to the priority of payments specified in Section 5.6(c) of the Agreement and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) ) plus the Noteholders' Deficit Amount and (y) the amount on deposit in the Reserve Account on such Monthly Payment Date prior to any application of amounts on deposit therein on such date.

"Residual Purchase Price" has the meaning specified in Section 2.4(a) of the Agreement.

"Responsible Officer" means, with respect to any Person, the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the chief executive officer, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, or any other officer of such person customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Schedule of Receivables" means the listing of the Receivables executed, delivered and identified by the Seller on the Closing Date as the Schedule of Receivables pursuant to this Agreement and the Assignment (which Schedule may be in the form of a computer diskette, computer tape or microfiche), as supplemented as of each Subsequent Transfer Date by a Subsequent Transfer Amendment to reflect the sale and assignment to the Issuer of Subsequent Receivables.

"Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule A.

"Scheduled Receivables Payment" means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, or (ii) modifications or extensions of the Receivable permitted by
Section 4.2(b) of the Agreement, the Scheduled Receivables Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

"Seller" means AmeriCredit Canada in its capacity as Seller, and its successors in interest to the extent permitted under the Agreement.

"Sequential Amortization Commencement Date" means the day following the Targeted Final Payment Date for a Class of Class A Notes if the Outstanding Amount of that Class is not paid in full on that Targeted Final Payment Date, unless that Targeted Final Payment Date occurs during an Amortization Period.

"Sequential Amortization Period" means the period commencing on a Sequential Amortization Commencement Date and ending on the Monthly Payment Date on which there are paid in full the Outstanding Amounts of all Classes of Class A Notes having consecutive numerical designations which were not paid in full on their respective Targeted Final Payment Dates; provided, however that a Sequential Amortization Period shall not so terminate on a Monthly Payment Date unless the Issuer has received Class VPN Loan Proceeds (or Servicer Liquidity Advances) on such Monthly Payment Date in a principal amount greater than or equal to 25% of the initial Outstanding Amount of the Class of Class A Notes which was not paid on its Targeted Final Payment Date and which has the highest numerical designation on such Monthly Payment Date.

"Series C2002-1 Debtholders" or "Holder" means, with respect to a Series C2002-1 Note, the Person in whose name a Series C2202-1 Note is registered on the Note Register, and with respect to a Class VPN Loan, the related Class VPN Lender as specified in the related Class VPN Loan Agreement.

"Series C2002-1 Debt Obligations" means the Series C2002-1 Notes and the Class VPN Loans. "Series C2002-1 Investor Notes" means the Class A Notes, the Class B Notes and the Class C Notes.

"Series C2002-1 Notes" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

"Series Account Property" means the Series Accounts, all amounts and investments held from time to time in any Series Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

"Series Accounts" has the meaning assigned thereto in Section 5.1(b) of the Agreement.

"Series Supplement" means the Series C2002-1 Supplemental Indenture to the Indenture dated the Closing Date made for the purposes of authorizing, creating and issuing the Series C2002-1

Debt Obligations and the other Related Obligations for the purposes of financing the Issuer's acquisition of the Receivables and other Related Collateral, as the same may be amended and supplemented or restated from time to time.

"Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

"Servicer" means AmeriCredit Canada, in its capacity as the Servicer of the Receivables.

"Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.9 of the Agreement, substantially in the form of Exhibit B thereto.

"Servicer Termination Event" means an event specified in Section 8.1 of the Agreement.

"Servicing Fee" means, with respect to a Collection Period, the fee (inclusive of goods and services taxes or other applicable taxes) payable to the Servicer for services rendered during the respective Collection Period, which shall be equal to one twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period; provided however, that so long as AmeriCredit Canada or an Affiliate is the Servicer, the Servicing Fee shall be zero.

"Servicing Fee Rate" means 2.25% or such lesser percentage as the Issuer and any Successor Servicer shall agree.

"Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

"Sold Receivable" means a Receivable that was more than 60 days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer's direction, as of the close of business on the last day of a Collection Period in accordance with the terms of the Sale and Servicing Agreement.

"Specified Reserve Account Balance" means, with respect to any Monthly Payment Date, the sum of (a) $4,900,000 plus (b) 2.00% of the aggregate Principal Balance of all Subsequent Receivables sold to the Issuer as of their respective Subsequent Cut-off Dates.

"Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

"Step-Down Amount" means, with respect to any Monthly Payment Date, the excess, if any, of (a) the Required Pro Forma Note Balance over (b) the Pro Forma Note Balance on such Monthly Payment Date, calculated for this purpose only without deduction for any Step-Down Amount (i.e., assuming that the entire amount described in clause (x) of the definition of "Principal Distributable Amount" is distributed as principal on the Offered Notes and the Class VPN Loans).

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                                     - 26 -

"Sub-Servicer" is defined in Section 7.5 of the Agreement.

"Subordinated Reserve Account Loan" is defined in Section 2.7(a) of the
Agreement.

"Subordinated Reserve Account Loan Balance" means, initially, $33,775,000 (being the sum of (i) $28,875,000 in respect of the portion of the Purchase Price of the Receivables referred to in Section 2.4(b)(ii) of the Sale and Servicing Agreement and (ii) $4,900,000 in respect of the principal amount of the Subordinated Reserve Account Loan made by the Seller to the Issuer on the Closing Date pursuant to Section 2.9 of the Sale and Servicing Agreement) and thereafter means the initial Subordinated Reserve Account Loan Balance plus all Subordinated Reserve Account Loans made after the Closing Date minus all payments to the Seller in respect of the principal amount of the Subordinated Reserve Account Loan Balance pursuant to Section 5.7(c) of the Agreement.

"Subsequent Cut-Off Date" means the date specified as such in the related Subsequent Transfer Amendment; provided, however, that such date shall be on or before the Subsequent Transfer Date.

"Subsequent Purchase Price" is defined in Section 2.4(a) of the Agreement.

"Subsequent Quebec Transfer Supplement" means a supplement to the Quebec Assignment executed and delivered by the Seller to the Issuer on a Subsequent Transfer Date, substantially in the form of Exhibit A-3.

"Subsequent Receivables" means the Receivables transferred to the Issuer pursuant to Section 2.2, which shall be listed in the related Subsequent Transfer Amendment or, if applicable, the related Subsequent Quebec Transfer Supplement.

"Subsequent Reserve Account Deposit" means, with respect to each Subsequent Transfer Date, an amount equal to 2.0% of the aggregate principal balance of Subsequent Receivables as of the related Subsequent Cut-Off Date transferred to the Issuer on such Subsequent Transfer Date from amounts released from the Pre-Funding Account.

"Subsequent Transfer Amendment" means a supplement and amendment to the Schedule of Receivables executed and delivered by the Seller to the Issuer on a Subsequent Transfer Date, substantially in the form of Exhibit A-1.

"Subsequent Transfer Date" means, with respect to Subsequent Receivables, any date, occurring not more frequently than once a month, during the Pre-Funding Period on which Subsequent Receivables are to be transferred to the Issuer pursuant to the Agreement and (i) the Assignment and any related Subsequent Transfer Amendment executed and delivered to the Trust or (ii) the Quebec Assignment and any related Subsequent Quebec Transfer Supplement executed and delivered to the Trust.

"Successor Servicer" is defined in Section 8.2(a) of the Agreement.

"Swap Counterparties" means, collectively, the Class VPN Swap Counterparty and the Class A-1 Swap Counterparty.

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                                     - 27 -

"Targeted Final Payment Date" means, for each Class of Notes:

         (a)   in the case of the Class A-1 Notes, the June, 2003 Payment Date;

         (b)   in the case of the Class A-2 Notes, the December, 2004 Payment
               Date;

         (c) in the case of the Class B Notes, the December, 2006 Payment Date; and

         (d)   in the case of the Class C Notes, the December, 2006 Payment
               Date.

"Total Noteholders' Principal Payment Amount" means, for any Monthly Payment Date, the sum of (i) the Aggregate Principal Distributable Amount for such Monthly Payment Date, plus (ii) the Accelerated Principal Payment Amount, if any, for such Monthly Payment Date; plus (iii) (iii) the Class VPN Loan Proceeds, if any, for such Monthly Payment Date, and, if such Monthly Payment Date is the Targeted Final Payment Date for any Class of Class A Notes, the Accumulation Amount, if any, for such Monthly Payment Date, plus (iv) on the first Monthly Payment Date on or after (x) the Non-Sequential Amortization Commencement Date or (y) the termination of the Class VPN Swap, the Accumulation Amount for such Monthly Payment Date plus (v) on the first Monthly Payment Date on or after the end of the Pre-Funding Period, the amount on deposit in the Pre-Funding Account (after giving effect to all transfers of Subsequent Receivables on that date) plus (vi) on the first Monthly Payment Date on or after which the aggregate Outstanding Amount of the Series C2002-1 Debt Obligations is less than or equal to the balance on deposit in the Reserve Account on that date (after giving effect to all other withdrawals to be made from the Reserve Account on such date), the amount on deposit in the Reserve Account, plus (vii) the Liquidity Advances and Maturity Advances, if any, for such date.

"Total Available Funds" means, for any Monthly Payment Date, the sum of (i) the Available Funds for such Monthly Payment Date, plus (ii) the Reserve Account Withdrawal Amount for such Monthly Payment Date (i.e. the amount of all funds transferred by the Indenture Trustee from the Reserve Account to the Collection Account immediately prior to such Monthly Payment Date).

"Trust Indenture" means, collectively, the Indenture and the Series Supplement.

"Trust Expenses" means, for any Monthly Payment Date, the aggregate amounts of the fees and expenses of the Trustee and the Indenture Trustee, and all goods and services or other sales taxes thereon, due and payable by the Issuer to the Trustee and the Indenture Trustee, respectively, as Related Specified Creditors of the Issuer in respect of the Series C2002-1 Notes, which are not paid by the Seller or the Servicer to the Trustee or the Indenture Trustee in accordance with arrangements made between the Seller and each of the Trustee and the Issuer Trustee on or before the Closing Date or pursuant to Article 7 of the Agreement.

"Underwriting Agreement" means the Underwriting Agreement, dated November 18, 2002, among Merrill Lynch Canada Inc., as underwriter, the Issuer and AmeriCredit Canada relating to the distribution and sale of the Offered Notes.

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                                     - 28 -

PART II - RULES OF CONSTRUCTION

1. Accounting Terms. As used in this Appendix or the Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

2. "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

3. Reference To Monthly Payment Dates. With respect to any Monthly Payment Date, the "related Collection Period,", the "related Determination Date", the "related Determination Date", and the "related Record Date," will mean the Collection Period, Determination Date, Determination Date and Record Date, respectively, immediately preceding such Monthly Payment Date, and the relationships among Collection Periods, Determination Dates, Determination Dates and Record Dates will be correlative to the foregoing relationships.

4. Number and Gender. Each defined term used in this Appendix or the Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

5. Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.